EXHIBIT 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
3RD QUARTER 2003

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are  based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Colonial Properties Trust

TABLE OF CONTENTS
Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary and Trends
EPS and FFO Reconciliation	8
Dividend Summary/Shares & Units	9
Segment Data Summary (Divisional NOI)	9
Segment Data & Reconciliation (Divisional NOI)	10
Divisional NOI Breakout: By Sector & Market	13
EBITDA Reconciliation	14
Supplemental Data	14
Coverage Ratios	15
Real Estate & Investment Activities	16
Capital Expenditures, Tenant Improvements & Leasing Commissions	17
Debt Summary/Total Market Capitalization	18
Current Development Pipeline	19
Property Disposition Detail	19
Unconsolidated Partnerships & Joint Venture Summary	20
3. Equity Issues: Common & Preferred	21
4. Debt Summary	25
5. Multifamily Division Summary
Divisional NOI	28
Operational Statistics	29
Occupancy Schedule	31
6. Office Division Summary
Divisional NOI	34
Operational Statistics	35
Lease Expiration/Tenant Concentration	36
Leasing Execution	37
Occupancy Schedule	38
7. Retail Division Summary
Divisional NOI	40
Operational Statistics	41
Tenant Performance	43
Capex/Lease Expiration/Tenant Concentration	44
Leasing Execution	45
Occupancy Schedule	46
8. Market Demographics	49
9. Glossary of Terms	50

3Q03	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:
-	Diversified Property Portfolio
-	Investment in High Growth Sunbelt Cities
-	Operating Excellence
-	Mixed Use Investment
-	Acquisitions/Development/Dispositions
-	Taxable REIT Subsidiary Activities

CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Sandra Lee Robertson
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	205-250-8788	205-250-8890 — fax
205-250-8700	800-645-3917	205-986-6888 — direct fax
205-250-8890 — fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company	The Company’s Transfer Agent manages share certificate
P.O. Box 43010	transactions for including transfers, sales, dividend reinvestment
Boston, MA 02940-3010	and optional cash investment transactions.
Investor Relations: 800-730-6001
www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Jeff Langbaum	212-272-8046 / 212-272-4201
Greenstreet Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Merrill Lynch	Steve Sakwa / John Stewart	212-449-0335 / 212-449-1920
Salomon Smith Barney	Jon Litt / Ross Nussbaum	212-816-0231 / 212-816-1685
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

3Q03	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2003

BALANCE SHEET
($ in 000s)

	As of	As of
	9/30/2003	12/31/2002

ASSETS
Real Estate Investments
Operating Properties	$2,290,919	$2,298,242
Undeveloped Land & Construction in Progress	116,331	82,520

Total Real Estate, before Depreciation	2,407,250	2,380,762
Less: Accumulated Depreciation	(404,964)	(351,164)

Net Real Estate Development	2,002,286	2,029,598
Cash and Equivalents	3,591	6,236
Restricted Cash	1,873	1,481
Accounts Receivable, net	8,581	10,395
Notes Receivable	1,789	1,307
Prepaid Expenses	4,203	7,581
Deferred Debt and Lease Costs	24,406	23,157
Investment in Unconsolidated Subsidiaries	33,842	36,265
Other Assets	13,162	13,836

Total Assets	$2,093,733	$2,129,856

LIABILITIES
Long-Term Liabilities
Payable to Banks	$42,261	$208,270
Notes and Mortgages Payable	1,113,214	1,053,923

Total Long-Term Liabilities	1,155,475	1,262,193
Other Liabilities	66,319	55,566

Total Liabilities	1,221,794	1,317,759
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series A 8 3/4%, Preferred Shares	—	125,000
Series B 8 7/8%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	—

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	596,939	537,097

Total Equity, including Minority Interest	871,939	812,097

Total Liabilities and Equity	$2,093,733	$2,129,856

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)

	As of	As of
	9/30/2003	12/31/2002

Basic
Shares	26,116	22,850
Operating Partnership Units (OP Units)	10,420	10,788

Total Shares & OP Units	36,535	33,638
Dilutive Common Share Equivalents	273	254
Diluted
Shares	26,389	23,104
Total Shares & OP Units	36,808	33,892

3Q03	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME
($ in 000s, except per share data)

	Three Months Ended			Nine Months Ended

	9/30/2003	9/30/2002		9/30/2003	9/30/2002

Revenue
Minimum Rent	$66,349	$63,912	3.8%	$197,083	$186,987	5.4%
Percentage Rent	743	589	26.1%	1,923	1,728	11.3%
Tenant Recoveries	9,587	10,266	-6.6%	30,152	30,499	-1.1%
Other Property Related Revenue	4,547	4,754	-4.4%	16,295	13,513	20.6%
Other Non-Property Related Revenue	1,282	1,600	-19.9%	3,989	5,253	-24.1%

Total Revenue	82,508	81,121	1.7%	249,442	237,980	4.8%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,312	5,891	7.1%	17,995	16,545	8.8%
Salaries and Benefits	3,949	3,818	3.4%	11,453	11,433	0.2%
Repairs and Maintenance	8,953	8,346	7.3%	26,038	23,268	11.9%
Taxes, Licenses, and Insurance	7,567	6,234	21.4%	23,393	21,052	11.1%

Total Property Operating Expenses	26,781	24,289	10.3%	78,879	72,298	9.1%
General and Administrative	4,936	3,405	45.0%	15,001	11,682	28.4%
Depreciation	20,480	18,231	12.3%	60,059	52,880	13.6%
Amortization	1,958	2,173	-9.9%	5,897	6,272	-6.0%

Total Operating Expenses	54,155	48,098	12.6%	159,836	143,132	11.7%

Income from Operations	28,353	33,023	-14.1%	89,606	94,848	-5.5%
Other Income (Expense)
Interest Expense	(16,925)	(16,820)	0.6%	(50,685)	(47,805)	6.0%
Income from Investments	36	585	-93.8%	127	986	-87.1%
Loss on Hedging Activities	(9)	(4)	125.0%	(326)	(12)	2616.7%
Gain on Sale of Property	3,917	615	536.9%	6,272	32,727	-80.8%
Other	(505)	—		(156)	—

Total Other Expense	(13,486)	(15,624)	-13.7%	(44,768)	(14,104)	217.4%

Income before Minority Interest & Discontinued Operations	14,867	17,399	-14.6%	44,838	80,744	-44.5%
Minority Interest
Minority Interest in CRLP — Preferred	(2,218)	(2,218)	0.0%	(6,655)	(6,655)	0.0%
Minority Interest in CRLP — Common	(2,553)	(3,644)	-29.9%	(6,742)	(20,883)	-67.7%

Total Minority Interest	(4,771)	(5,862)	-18.6%	(13,397)	(27,538)	-51.4%

Income from Continuing Operations	10,096	11,537	-12.5%	31,441	53,206	-40.9%
Discontinued Operations
Income from Discontinued Operations	39	514	-92.4%	303	1,809	-83.3%
Gain on Disposal of Discontinued Operations	575	6,069	-90.5%	10,154	6,069	67.3%
Minority Interest in Discontinued Operations	(176)	(2,125)	-91.7%	(3,133)	(2,629)	19.2%

Income from Discontinued Operations	438	4,458	-90.2%	7,324	5,249	39.5%

Net Income	10,534	15,995	-34.1%	38,765	58,455	-33.7%

Dividends to Preferred Shareholders	(3,724)	(3,891)	-4.3%	(11,588)	(11,674)	-0.7%
Preferred Share Issuance Costs	—	—		(4,451)	—

Net Income Available to Common Shareholders	$6,810	$12,104	-43.7%	$22,726	$46,781	-51.4%

Earnings per Share — Basic
Continuing Operations	$0.24	$0.34	-29.4%	$0.63	$1.89	-66.7%
Discontinued Operations	0.02	0.20	-90.0%	0.30	0.24	25.0%

EPS — Basic	$0.26	$0.54	-51.9%	$0.93	$2.13	-56.3%

Earnings per Share — Diluted
Continuing Operations	$0.24	$0.34	-29.4%	$0.62	$1.87	-66.8%
Discontinued Operations	0.02	0.20	-90.0%	0.30	0.24	25.0%

EPS — Diluted	$0.26	$0.53	-50.9%	$0.92	$2.10	-56.2%

3Q03	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2003

THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)

	Three Months Ended			Nine Months Ended

	9/30/2003	9/30/2002		9/30/2003	9/30/2002

Net Income Available to Common Shareholders	$6,810	$12,104	-43.7%	$22,726	$46,781	-51.4%
Minority Interest in CRLP (Operating Ptr Unitholders)	2,729	5,769	-52.7%	9,875	23,512	-58.0%

Total	9,539	17,873	-46.6%	32,601	70,293	-53.6%
Adjustments — Consolidated Properties
Depreciation — Real Estate	19,597	18,214	7.6%	58,784	53,046	10.8%
Amortization — Real Estate	1,035	1,192	-13.2%	3,178	3,441	-7.6%
Remove: Gain/(Loss) on Sale of Property	(4,492)	(6,684)	-32.8%	(16,426)	(38,796)	-57.7%
Include: Gain/(Loss) on Sale of Undepreciated Property	3,836	741	417.7%	5,991	969	518.3%
Straight-Line Rents (Prior to 2003)	—	(588)	-100.0%	—	(1,369)	-100.0%
Marketing Fees (Prior to 2003)	—	—		—	1,658	-100.0%

Total Adjustments — Consolidated	19,976	12,875	55.2%	51,527	18,949	171.9%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	963	622	54.8%	2,845	1,818	56.5%
Amortization — Real Estate	14	6	133.3%	69	17	305.9%
Remove: Gain/(Loss) on Sale of Property	—	—		(3)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—	—
Straight-Line Rents (Prior to 2003)	—	(1)	-100.0%	—	(23)	-100.0%

Total Adjustments — Unconsolidated	977	627	55.8%	2,911	1,812	60.7%

Funds from Operations	$30,492	$31,375	-2.8%	$87,039	$91,054	-4.4%

FFO per Share
Basic	$0.84	$0.94	-10.8%	$2.49	$2.76	-9.7%
Diluted	$0.83	$0.93	-10.7%	$2.47	$2.73	-9.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)

	Three Months Ended			Nine Months Ended

	9/30/2003	9/30/2002		9/30/2003	9/30/2002

Basic
Shares	26,002	22,517	15.5%	24,527	21,984	11.6%
Operating Partnership Units (OP Units)	10,420	10,909	-4.5%	10,471	11,059	-5.3%

Total Shares & OP Units	36,421	33,426	9.0%	34,998	33,043	5.9%
Dilutive Common Share Equivalents	273	283	-3.4%	222	269	-17.5%
Diluted
Shares	26,275	22,800	15.2%	24,749	22,253	11.2%
Total Shares & OP Units	36,695	33,709	8.9%	35,220	33,312	5.7%

3Q03	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2003

THIRD QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended			Nine Months Ended

	9/30/2003	9/30/2002		9/30/2003	9/30/2002

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	13,663	14,513	-5.9%	40,908	43,642	-6.3%
Office	8,783	10,214	-14.0%	26,932	29,492	-8.7%
Retail	24,789	24,770	0.1%	75,289	75,833	-0.7%

Total Same-Property	47,235	49,497	-4.6%	143,129	148,967	-3.9%
Less: Unconsolidated Assets	(1,071)	(1,528)		(3,290)	(3,791)

Same-Property NOI, Consolidated	46,164	47,969		139,839	145,176

Divisional Non Same-Property NOI
Multifamily	1,665	1,843		4,907	8,643
Office	6,976	5,617		22,861	8,781
Retail	891	1,002		3,177	2,416

Total Non-Same Property	9,532	8,462		30,945	19,840
Less: Unconsolidated Assets	(1,127)	(612)		(3,388)	(1,773)

Non Same-Property NOI, Consolidated	8,405	7,850		27,557	18,067

Divisional Total NOI
Multifamily	15,328	16,356	-6.3%	45,815	52,285	-12.4%
Office	15,759	15,831	-0.5%	49,793	38,273	30.1%
Retail	25,680	25,772	-0.4%	78,466	78,249	0.3%

Total Divisional NOI	56,767	57,959	-2.1%	174,074	168,807	3.1%
Less: NOI, Unconsolidated	(2,198)	(2,141)		(6,678)	(5,565)
2002 Discontinued Operations	—	(111)		—	(781)
2003 Discontinued Operations	(67)	(700)		(568)	(2,071)
Unallocated Corporate Rev	1,282	1,879		3,882	5,400
Other Expense	(57)	(54)		(147)	(108)
General & Administrative Expenses	(4,936)	(3,405)		(15,001)	(11,682)
Depreciation	(20,480)	(18,231)		(60,059)	(52,880)
Amortization	(1,958)	(2,173)		(5,897)	(6,272)

Income from Operations, restated for additional discontinued operations	28,353	33,023		89,606	94,848
Total Other Income (Expense)	(13,486)	(15,624)		(44,768)	(14,104)

Income from Continuing Operations before Extraordinary
Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	14,867	17,399		44,838	80,744

Add: 2003 Discontinued Operations NOI	—	700		—	2,071
2003 Discontinued Operations Deprec/Amortization	—	(241)		—	(713)

Income from Continuing Operations before
Extraordinary Items, Minority Interest and Discontinued
Operations, per corresponding 10-K or 10-Q	14,867	17,858		44,838	82,102

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies.  The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company.   In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

3Q03	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807	$6,810		$22,726
Earnings per Share
- Basic	$0.60	$0.99	$0.54	$0.49	$2.61	$0.52	$0.16	$0.26		$0.93
growth	122.2%	182.9%	-5.3%	-41.7%	28.6%	-13.1%	-84.2%	-51.5%		-56.3%
- Diluted	$0.60	$0.97	$0.53	$0.48	$2.58	$0.52	$0.15	$0.26		$0.92
growth	122.2%	177.1%	-7.0%	-42.2%	27.7%	-13.8%	-84.0%	-51.1%		-56.2%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807	$6,810		$22,726
Minority Int. in CRLP (Cont & Disc)	6,725	11,019	5,769	5,143	28,656	5,512	1,634	2,729		9,875

Total	19,630	32,793	17,873	16,172	86,468	17,621	5,441	9,539		32,601
Adjustments — Consolidated
Depreciation — Real Estate	17,546	17,286	18,214	19,403	72,449	19,381	19,806	19,597		58,785
Amortization — Real Estate	1,164	1,085	1,192	1,516	4,957	1,125	1,018	1,035		3,178
Extraordinary (Income)/Loss	—	—	—	—	—	—	—	—		—
’-’:(Gain)/Loss-Sale of Prop	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,657)	(2,277)	(4,492)		(16,427)
’+’:Gain/(Loss)-Undeprec Prop	—	228	741	2,627	3,596	151	2,004	3,836		5,991
Strt Line Rents (Prior to 2003)	(342)	(439)	(588)	(710)	(2,079)	—	—	—		—
Marketing Fees (Prior to 2003)	491	1,167	—	—	1,658	—	—	—		—

Total Adjustments — Cons	9,051	(2,977)	12,877	20,079	39,029	11,000	20,551	19,976		51,527
Adjustments — Unconsolidated
Depreciation — Real Estate	593	603	622	885	2,703	940	942	963		2,845
Amortization — Real Estate	5	6	6	50	67	32	23	14		68
Extraordinary (Income)/Loss	—	—	—		—	—	—	—		—
’-’:(Gain)/Loss-Sale of Prop	—	—	—	(580)	(580)	—	(3)	—		(3)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—		—
Strt Line Rents (Prior to 2003)	(10)	(12)	(1)	(12)	(35)	—	—	—		—

Total Adjustments — Uncons	588	597	627	343	2,155	972	962	977		2,910

Funds from Operations	$29,269	$30,413	$31,377	$36,594	$127,652	$29,593	$26,954	$30,492		$87,038

FFO Per Share
- Basic	$0.90	$0.92	$0.94	$1.09	$3.85	$0.88	$0.78	$0.84		$2.49
growth	12.5%	3.4%	-1.1%	-6.0%	1.3%	-2.7%	-15.4%	-10.8%		-9.7%
- Diluted	$0.89	$0.91	$0.93	$1.08	$3.82	$0.87	$0.77	$0.83		$2.47
growth	12.4%	2.6%	-1.4%	-6.5%	1.0%	-2.6%	-15.2%	-10.7%		-9.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

3Q03	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Price per Share (End of Period)	$34.45	$38.95	$36.18	$33.94		$33.08	$35.19	$36.03
Dividend Per Share	$0.66	$0.66	$0.66	$0.66	$2.64	$0.665	$0.665	$0.665		$1.995
Dividend Yield (End of Period)	7.7%	6.8%	7.3%	7.8%		8.0%	7.6%	7.4%
Payout
Dividend/EPS — Diluted	110.0%	68.0%	124.5%	137.5%	102.3%	128.5%	429.0%	256.6%		216.8%
Dividend/FFO — Diluted	73.8%	72.7%	70.9%	60.9%	69.1%	76.4%	86.3%	80.0%		80.7%

See Funds from Operations Reconciliation on page 8 for a reconciliation of FFO to earnings. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS
Shares
Basic — Weighted Avg	21,382	22,040	22,517	22,659	22,154	23,236	24,312	26,002		24,527
Diluted — Weighted Avg	21,600	22,359	22,800	22,886	22,408	23,405	24,562	26,275		24,749
Outstanding (End of Period)	21,891	22,418	22,573	22,850		23,529	25,882	26,116
Units
Weighted Avg	11,144	11,129	10,909	10,885		10,576	10,420	10,420
Outstanding (End of Period)	11,143	10,913	10,902	10,789		10,420	10,420	10,420
Shares & Units
Basic — Weighted Avg	32,526	33,169	33,426	33,544	33,170	33,812	34,732	36,421		34,998
Diluted — Weighted Avg	32,744	33,488	33,709	33,771	33,424	33,981	34,982	36,695		35,220
Outstanding (End of Period)	33,034	33,331	33,475	33,639		33,949	36,302	36,535
SEGMENT DATA SUMMARY*(1)
Same-Property Portfolio*(2)
Divisional Revenues	71,479	72,185	71,423	74,940	290,027	70,712	70,156	70,397		211,266
Divisional Expenses	21,646	22,548	21,926	22,057	88,176	22,083	22,890	23,162		68,136

Divisional NOI	49,832	49,637	49,497	52,884	201,851	48,629	47,266	47,235		143,130

Divisional NOI Margin	69.7%	68.8%	69.3%	70.6%	69.6%	68.8%	67.4%	67.1%		67.7%
growth*(3,4)	1.4%	-3.9%	-3.1%	-4.4%	-2.6%	-2.4%	-4.8%	-4.6%		-3.9%
Same-Property without LBOs
Lease Buyouts (LBOs)	(396)	(605)	(1,753)	(822)	(3,575)	(636)	(187)	(261)		(1,084)

Divisional NOI w/o LBOs	49,437	49,032	47,744	52,062	198,276	47,993	47,079	46,974		142,046

growth w/o buyouts						-2.9%	-4.0%	-1.6%		-2.9%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues*(3)	80,753	81,879	83,980	91,013	337,626	85,939	87,180	85,283		258,401
Divisional Expenses	25,500	26,285	26,020	27,424	105,229	27,517	28,296	28,514		84,327

Divisional NOI	55,253	55,595	57,960	63,589	232,396	58,422	58,884	56,768		174,074

Divisional NOI Margin	68.4%	67.9%	69.0%	69.9%	68.8%	68.0%	67.5%	66.6%		67.4%
growth *(4)	0.8%	-2.1%	3.0%	6.0%	2.0%	5.7%	5.9%	-2.1%		3.1%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(4)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

3Q03	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Revenues
Divisional Same-Property Revenues
Multifamily	22,195	22,253	22,034	21,599	88,081	21,471	22,056	22,370		65,897
Office	13,501	13,491	13,849	13,420	54,261	12,905	12,874	12,576		38,354
Retail	35,783	36,441	35,540	39,921	147,685	36,336	35,227	35,452		107,015

Total Same-Property	71,479	72,185	71,423	74,940	290,027	70,712	70,156	70,397		211,266
Less: Unconsolidated	(2,018)	(1,940)	(2,403)	(2,144)	(8,505)	(1,948)	(1,971)	(1,887)		(5,806)

Same-Prop Rev, Cons	69,461	70,245	69,020	72,796	281,522	68,764	68,185	68,510		205,460

Divisional Non Same-Property Revenues
Multifamily	6,080	4,281	2,841	2,877	16,079	2,934	2,533	2,633		8,100
Office	1,514	3,648	7,715	9,974	22,850	9,792	12,268	10,133		32,193
Retail	1,681	1,766	2,001	3,223	8,670	2,500	2,223	2,119		6,843

Total Non-Same Property	9,274	9,695	12,557	16,073	47,599	15,227	17,024	14,885		47,136

Less: Unconsolidated	(1,123)	(1,089)	(1,134)	(1,892)	(5,238)	(1,979)	(1,956)	(2,059)		(5,994)

Non Same-Prop Rev, Cons	8,151	8,606	11,423	14,181	42,361	13,248	15,068	12,826		41,142

Divisional Total Revenues
Multifamily	28,275	26,534	24,876	24,475	104,160	24,406	24,589	25,002		73,996
Office	15,015	17,139	21,563	23,394	77,111	22,697	25,142	22,709		70,547
Retail	37,463	38,207	37,541	43,144	156,355	38,836	37,450	37,571		113,857

Total Divisional Revenues	80,753	81,879	83,980	91,013	337,626	85,939	87,180	85,283		258,401
Less: Uncons. Revenues	(3,141)	(3,029)	(3,537)	(4,036)	(13,743)	(3,927)	(3,927)	(3,946)		(11,800)
2002 Discontinued Operations	(479)	(596)	(176)	(31)	(1,282)	—	—	—		—
2003 Discontinued Operations	(1,012)	(987)	(1,002)	(1,099)	(4,100)	(808)	(49)	(70)		(927)
Unallocated Corporate Rev	1,654	1,867	1,879	1,939	7,339	955	1,570	1,241		3,766

Cons. Rev, adj -’03 Disc Ops	77,775	79,134	81,144	87,786	325,840	82,159	84,774	82,508		249,440

Add: Add’l 2003 Disc Ops Rev	1,012	987	1,002	1,099	4,100	101	49	—		150

Total Cons. Rev, per 10-Q/K	78,787	80,121	82,146	88,885	329,940	82,260	84,823	82,508		249,590

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures. The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

3Q03	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Expenses
Divisional Same-Property Expenses
Multifamily	7,427	7,892	7,521	7,713	30,553	7,910	8,371	8,707		24,988
Office	3,804	3,910	3,634	3,747	15,096	3,775	3,854	3,792		11,422
Retail	10,416	10,745	10,770	10,597	42,528	10,398	10,664	10,663		31,726

Total Same-Property	21,646	22,548	21,926	22,057	88,176	22,083	22,890	23,162		68,136
Less: Unconsolidated	(827)	(868)	(875)	(808)	(3,378)	(843)	(857)	(816)		(2,516)

Same-Prop Exp, Cons	20,819	21,680	21,051	21,249	84,798	21,240	22,033	22,346		65,620

Divisional Non Same-Property Expenses
Multifamily	2,173	1,387	999	903	5,462	1,171	1,056	967		3,193
Office	701	1,297	2,097	2,990	7,085	3,038	3,137	3,157		9,332
Retail	980	1,053	998	1,475	4,506	1,225	1,213	1,228		3,666

Total Non-Same Property	3,854	3,737	4,094	5,367	17,053	5,434	5,406	5,352		16,191
Less: Unconsolidated	(487)	(564)	(521)	(837)	(2,409)	(815)	(859)	(931)		(2,605)

Non Same-Prop Exp, Cons	3,367	3,173	3,573	4,530	14,644	4,619	4,547	4,421		13,586

Divisional Total Expenses
Multifamily	9,600	9,279	8,520	8,616	36,015	9,081	9,427	9,674		28,182
Office	4,505	5,208	5,731	6,737	22,181	6,814	6,992	6,949		20,754
Retail	11,395	11,798	11,769	12,072	47,033	11,623	11,877	11,891		35,391

Total Divisional Expenses	25,500	26,285	26,020	27,424	105,229	27,517	28,296	28,514		84,327
Less: Uncons. Expense	(1,314)	(1,432)	(1,396)	(1,645)	(5,787)	(1,658)	(1,716)	(1,747)		(5,121)
2002 Discontinued Operations	(194)	(211)	(65)	4	(466)	—	—	—		—
2003 Discontinued Operations	(311)	(318)	(302)	(336)	(1,267)	(299)	(71)	(21)		(391)
Other Expense	18	29	43	33	123	—	—	35		35

Total Property Operating Exp	23,699	24,353	24,300	25,480	97,832	25,560	26,509	26,781		78,850
General & Administrative Exp	3,805	4,472	3,405	3,814	15,496	4,803	5,262	4,936		15,001
Depreciation	17,432	17,245	18,245	19,509	72,431	19,494	20,112	20,480		60,086
Amortization	2,078	2,025	2,176	2,906	9,185	1,982	1,958	1,958		5,898

Cons. Exp, adj -’03 Disc Ops	47,014	48,095	48,126	51,709	194,944	51,839	53,841	54,155		159,835

Add: Add’l 2003 Disc Ops Exp	311	318	302	336	1,267	32	71	—		103
Add’l 2003 Disc Deprec/Amort	236	236	241	238	951	14	14	—		28

Total Cons. Exp, per 10-Q / K	47,561	48,649	48,669	52,283	197,162	51,885	53,926	54,155		159,966

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

3Q03	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,768	14,361	14,513	13,886	57,528	13,561	13,684	13,663		40,908
Office	9,698	9,580	10,214	9,673	39,165	9,130	9,019	8,783		26,932
Retail	25,367	25,696	24,770	29,325	105,157	25,938	24,562	24,789		75,289

Total Same-Property	49,832	49,637	49,497	52,884	201,851	48,629	47,266	47,235		143,130
Less: Unconsolidated	(1,191)	(1,072)	(1,528)	(1,336)	(5,127)	(1,105)	(1,114)	(1,071)		(3,290)

Same-Prop NOI, Cons	48,641	48,565	47,969	51,548	196,724	47,524	46,152	46,164		139,840

Divisional Non Same-Property NOI
Multifamily	3,907	2,894	1,842	1,974	10,617	1,764	1,477	1,665		4,907
Office	812	2,351	5,618	6,984	15,764	6,753	9,131	6,977		22,861
Retail	701	713	1,002	1,748	4,164	1,276	1,010	891		3,177

Total Non-Same Property	5,420	5,958	8,462	10,706	30,546	9,793	11,618	9,533		30,944
Less: Unconsolidated	(636)	(525)	(613)	(1,055)	(2,829)	(1,164)	(1,097)	(1,128)		(3,389)

Non Same-Prop NOI, Cons	4,784	5,433	7,849	9,651	27,717	8,629	10,521	8,405		27,555

Divisional Total NOI
Multifamily	18,675	17,255	16,356	15,860	68,145	15,325	15,162	15,328		45,815
Office	10,510	11,931	15,832	16,657	54,930	15,883	18,150	15,760		49,793
Retail	26,068	26,409	25,772	31,072	109,322	27,213	25,572	25,680		78,466

Total Divisional NOI	55,253	55,595	57,960	63,589	232,396	58,422	58,884	56,768		174,074
Less: Uncons. NOI	(1,827)	(1,597)	(2,141)	(2,391)	(7,956)	(2,269)	(2,211)	(2,199)		(6,679)
2002 Discontinued Operations	(285)	(385)	(111)	(35)	(816)	—	—	—		—
2003 Discontinued Operations	(701)	(669)	(700)	(763)	(2,833)	(509)	22	(49)		(536)
Unallocated Corporate Rev	1,654	1,867	1,879	1,939	7,339	955	1,570	1,241		3,766
Other Expense	(18)	(29)	(43)	(33)	(123)	—	—	(35)		(35)
G&A Expenses	(3,805)	(4,472)	(3,405)	(3,814)	(15,496)	(4,803)	(5,262)	(4,936)		(15,001)
Depreciation	(17,432)	(17,245)	(18,245)	(19,509)	(72,431)	(19,494)	(20,112)	(20,480)		(60,086)
Amortization	(2,078)	(2,025)	(2,176)	(2,906)	(9,185)	(1,982)	(1,958)	(1,958)		(5,898)

Income from Operations	30,761	31,040	33,018	36,077	130,895	30,320	30,933	28,352		89,605
Total Other Income (Expense)	(5,650)	7,170	(15,624)	(14,351)	(28,455)	(16,518)	(14,763)	(13,486)		(44,767)

Income from Contin’g Ops*(1)	25,111	38,210	17,394	21,726	102,440	13,802	16,170	14,866		44,838

Add: 2003 Disc Ops NOI	701	669	700	763	2,833	69	(22)	—		47
2003 Disc Ops Deprec/Amort	(236)	(236)	(241)	(238)	(951)	(14)	(65)	—		(79)

Inc from Cont*(1), per 10-Q/K	25,576	38,643	17,853	22,251	104,322	13,857	16,083	14,866		44,806

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies.  The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company.   In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,909	3,002	3,864	3,587		1,122	683	501
Acquisitions	26	895	1,882	—		—	—

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

3Q03	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

Notes:

(1)	See Segment Data and Reconciliation beginning on Page 10.

3Q03	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807	$6,810		$22,726
Consolidated
Minority Interest	6,725	11,019	5,769	5,143	28,656	5,512	1,634	2,729		9,875
(Inc)/Loss — Uncons. Assets	(344)	(57)	(585)	(982)	(1,968)	(88)	(181)	(29)		(299)
ITDA from Disc Ops *(1)	371	45	282	225	923	194	—	—		194
Preferred Dividends	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942		18,243
Preferred Share Issuance Costs					—	—	4,451	—		4,451
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925		50,685
Income Tax Expense	33	(33)	—	618	618	(181)	(167)	505		157
Depreciation & Amortization	19,510	19,270	20,421	22,415	81,616	21,476	21,805	21,848		65,129
(Gain)/Loss on Sale (Cont & Disc)	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,657)	(2,277)	(4,492)		(16,427)
Gain/(Loss)-Undeprec Prop *(2,3)	—	228	741	2,403	3,372	151	2,004	3,836		5,991

EBITDA from Consolidated Props	51,264	51,274	54,979	61,663	219,180	52,201	54,451	54,072		160,725

Unconsolidated
Reverse: Inc/(Loss) — Uncons	344	57	585	982	1,968	88	181	29		299
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	1,193		3,592
Income Tax Expense	—	—	—	—	—	—	—	—		—
Depreciation & Amortization	617	634	653	942	2,846	1,129	843	996		2,968
(Gain)/Loss on Sale of Prop	—	—	—	(580)	(580)	—	(3)	—		(3)

EBITDA	$53,109	$52,890	$57,135	$64,157	$227,290	$54,617	$56,672	$56,291		$167,581

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,100	$1,394	$950	$1,171	$4,615	$1,022	$1,504	$1,270		$3,796
Percentage Rents	485	674	584	1,799	3,542	571	601	743		1,915
Lease Buyouts	396	606	1,753	971	3,726	636	2,412	261		3,309
Straight Line Rents *(4)	342	439	588	710	2,079	1,051	626	810		2,487
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925		50,685
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444		4,160
Debt — Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	1,367		4,175
Preferred Dividend Payments	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942		18,243
Preferred Share Issuance Costs					—	—	4,451	—		4,451
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	775		2,280
Amort of Stock Compensation	197	319	289	302	1,107	340	326	322		988
Unconsolidated *(5)
Straight Line Rents *(4)	10	12	1	12	35	42	40	22		104
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	1,193		3,592
Capitalized Interest	23	—	—	—	23	—	—	—		—
Debt — Principal Reductions	93	247	104	307	750	176	151	132		459
Amort of Deferred Finan’g Costs	19	19	19	19	75	19	19	19		57

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	To agree with the 4Q gain reflected in the Reconciliation to FFO of $2,627, $224K of Income Tax Expense must be included. The $224K is the tax expense associated with a property disposition. Per the NAREIT’s Accounting Quarterly Update, July 2000, the gain and tax associated with the disposition of poperty should be excluded from the calculation of FFO.

(4)	Post 2002, the effects of straight line rents are included in the calculation of FFO, according The NAREIT’s White Paper.

(5)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

3Q03	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.6	1.7	1.6	1.8	1.7	1.5	1.5	1.4		1.5
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.4	1.4	1.6	1.4	1.3	1.3	1.2		1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	16,796	25,665	15,995	14,920	73,377	16,000	12,231	10,534		38,765
Discontinued Operations:
Minority Interest in CRLP	—	—	1,977	184	2,161	3,088	—	176		3,264
Gain on Disposal	—	—	(6,069)	—	(6,069)	(9,627)	—	(575)		(10,202)
CRLP Min Int. — Common U/H	6,725	11,019	3,792	4,959	26,495	2,424	1,634	2,553		6,611
Gains from Sales of Property	(9,808)	(22,304)	(613)	(2,757)	(35,483)	(30)	(2,277)	(3,917)		(6,225)
Income Tax Expense	33	(33)	—	618	618	(181)	(167)	505		157
Income from Ptly-Owned Entities	(344)	(57)	(585)	(982)	(1,968)	(85)	(5)	(36)		(126)

	13,402	14,290	14,497	16,942	59,132	11,589	11,416	9,239		32,244
Amort of Interest Capitalized	375	375	375	375	1,500	400	400	400		1,200
Capitalized Interest	(2,574)	(2,229)	(1,796)	(1,464)	(8,064)	(1,327)	(1,389)	(1,444)		(4,160)
Distrib from Ptly-Owned Entities	527	1,016	956	2,921	5,420	615	1,420	1,073		3,108
Fixed Charges, from below	21,320	20,462	21,677	22,378	85,838	20,833	21,585	21,362		63,780

Earnings	33,050	33,915	35,709	41,152	143,826	32,109	33,432	30,630		96,172

Fixed Charges
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925		50,685
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444		4,160
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	775		2,280
Distrib to Series B Pfd Unitholders	2,218	2,218	2,218	2,218	8,873	2,218	2,218	2,218		6,655

Total	21,320	20,462	21,677	22,378	85,838	20,833	21,585	21,362		63,780

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series A, C & D	3,891	3,891	3,891	3,891	15,565	3,891	3,973	3,724		11,588

Total	25,211	24,354	25,569	26,270	101,403	24,724	25,559	25,086		75,368

Supplemental Coverage Ratios
Interest Coverage *(1)	3.2	3.3	3.2	3.4	3.3	3.1	3.1	3.1		3.1
Fixed Charge Coverage *(2)	2.2	2.3	2.3	2.4	2.3	2.1	2.2	2.2		2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.0	2.1	2.1		2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.

Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios
See EBITDA Reconciliation on page 14
Interest Coverage Denominator
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	16,925		50,685
Interest Exp. — Discontinued Op	—	—	—	—	—	—	—	—		—
Interest Exp. — Unconsolidated	884	925	918	1,150	3,877	1,199	1,200	1,193		3,592

Total Interest Expense	16,647	16,147	17,738	18,610	69,141	17,775	18,384	18,117		54,277

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,110	6,110	6,110	24,438	6,110	6,192	5,942		18,243
Debt Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	1,367		4,175
Debt Prin Amort — Disc’d Op	—	—	—	—	—	—	—	—		—
Debt Prin Amort — Uncons’d	93	247	104	307	750	176	151	132		459

Total Fixed Charges	23,650	23,492	25,068	26,408	98,617	25,515	26,081	25,558		77,154

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	1,444		4,160
Cap Interest — Discontinued Op	—	—	—	—	—	—	—	—		—
Cap Interest — Unconsolidated	23	—	—	—	23	—	—	—		—

Total Fixed Charges w/ Cap Int	26,247	25,721	26,864	27,872	106,704	26,842	27,470	27,002		81,314

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

3Q03	-15-	NYSE: CLP

REAL ESTATE ASSETS

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03
Consolidated
Land, Buildings & Equip, Net	1,764,819	1,776,014	1,907,214	1,947,078		1,912,406	1,902,264	1,885,955
Add: Depreciation	322,299	319,657	331,984	351,164		366,840	386,297	404,964

Operating Assets	2,087,118	2,095,671	2,239,198	2,298,242		2,279,246	2,288,561	2,290,919
Undeveloped Land & CIP	157,636	160,007	135,983	82,520		87,046	98,896	116,331
Unconsolidated Investments
Operating Assets	81,658	84,007	84,179	87,945		122,706	123,502	124,100
Undeveloped Land & CIP	30,220	32,542	34,503	97		7	—	—

Total Real Estate	2,356,632	2,372,227	2,493,863	2,468,804		2,489,005	2,510,959	2,531,349

This unconsolidated data regarding real estate assets are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth below are calculated on the same basis. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

INVESTMENT ACTIVITY
Acquisition of Properties
Multifamily	—	—	—	—	—	—	—	—	—
Office	16,767	56,338	122,905	—	196,010	—	—	—	—
Retail	—	—	—	—	—	—	—	—	—

Acquisitions	16,767	56,338	122,905	—	196,010	—	—	—	—
Other Assets & Debt Assumed	(46)	(617)	(44,539)	—	(45,202)	—	—	—	—

Acq, net — Cons. Assets	16,721	55,721	78,366	—	150,808	—	—	—	—

Development Expenditures
Multifamily	2,794	1,549	1,463	3,147	8,953	726	2,326	404	3,457
Office	13,328	7,104	9,104	2,968	32,504	2,169	795	994	3,959
Retail	12,326	15,572	6,710	7,903	42,511	3,583	12,826	20,519	36,928
Other (mixed-use, infrastruct)	1,018	981	1,142	175	3,316	295	466	892	1,653

Total, incl subs	29,466	25,206	18,419	14,193	87,284	6,773	16,413	22,810	45,996
Less: Non-Cash
Allocations & Other	(4,167)	(2,902)	(2,626)	(1,970)	(11,665)	—	(2,139)	—	(2,139)
Less: Infrastructure
Reimbursement from City/Cty	(3,564)	(1,318)	(1,422)	(780)	(7,084)	(3,457)	(2,290)	(2,595)	(8,342)
Less: Uncons. /Other *(1)	(5,973)	(4,821)	(6,390)	(1,355)	(18,539)	—	—	—	—

Development, Cons. Assets	15,762	16,165	7,981	10,088	49,996	3,316	11,984	20,215	35,515

(1) Includes items reclassified to other cash flow investing activities.
Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	19,036	75,473	—	—	94,509	13,800	—	—	13,800
Office	—	—	8,692	—	8,692	—	—	3,033	3,033
Retail	—	—	11,694	23,693	35,387	17,100	—	—	17,100
Land and other	169	776	3,011	3,528	7,484	631	2,123	6,388	9,141

Total, incl subs	19,205	76,249	23,396	27,221	146,071	31,531	2,123	9,421	43,074
Selling Costs	(864)	(261)	(917)	(727)	(2,769)	(797)	(87)	(236)	(1,120)
Outparcels/Land (Dev)	(169)	—	(3,011)	(2,665)	(5,845)	—	—	—	—
Less: Uncons. Assets — net	—	—	—	(5,216)	(5,216)	—	—	—	—

Sales, Net — Cons. Assets	18,172	75,988	19,468	18,613	132,241	30,734	2,035	9,185	41,954

See Note Under Real Estate Assets above.

3Q03	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share date)

CAPITAL EXPENDITURES

	1Q02	2Q02	3Q02	4Q02	FYE ’02

Regular Maintenance
Multifamily	1,218	1,792	1,531	1,394	5,935
Office	451	324	299	268	1,343
Retail	431	748	658	1,149	2,986

Total Regular Maintenance	2,100	2,864	2,488	2,811	10,264
Less: Uncons	(209)	(216)	(29)	(21)	(475)

Reg. Maint., Cons	1,891	2,648	2,459	2,790	9,789

Revenue-Enhancing
Multifamily	17	14	65	500	596
Office	—	—	—	—	—
Retail	237	1,175	134	318	1,864

Total Rev-Enhancing	254	1,189	199	818	2,460
Less: Uncons	(1)	(110)	—	(1)	(112)

Rev-Enhanc, Cons	253	1,079	199	817	2,348

Administrative
Multifamily	27	54	18	2	101
Office	9	5	1	29	44
Retail	5	8	10	83	106
Corporate	1,452	10	32	103	1,597

Total Administrative	1,493	77	61	217	1,848
Less: Uncons	—	—	—	—	—

Admin., Cons	1,493	77	61	217	1,848

Total Capital Expenditures	3,847	4,130	2,748	3,846	14,572
Less: Uncons	(210)	(326)	(29)	(22)	(587)

Capital Exp., Cons	3,637	3,804	2,719	3,824	13,985

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD ’03

Regular Maintenance
Multifamily	1,088	1,553	1,425		4,066
Office	524	272	376		1,172
Retail	1,028	1,097	2,509		4,634

Total Regular Maintenance	2,640	2,922	4,310		9,872
Less: Uncons	(71)	(167)	(109)		(347)

Reg. Maint., Cons	2,569	2,755	4,201		9,525

Revenue-Enhancing
Multifamily	51	50	43		144
Office	—	—	—		—
Retail	334	929	471		1,734

Total Rev-Enhancing	385	979	514		1,878
Less: Uncons	(14)	(48)	7		(55)

Rev-Enhanc, Cons	371	931	521		1,823

Administrative
Multifamily	6	25	16		47
Office	70	5	—		75
Retail	18	190	5		213
Corporate	99	31	32		162

Total Administrative	193	251	53		497
Less: Uncons	—	—	—		—

Admin., Cons	193	251	53		497

Total Capital Expenditures	3,218	4,152	4,877		12,247
Less: Uncons	(85)	(215)	(102)		(402)

Capital Exp., Cons	3,133	3,937	4,775		11,845

See Note Under Real Estate Assets, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—
Office	1,036	1,854	2,182	2,278	7,350
Retail	752	810	1,810	4,996	8,368

Total Tenant Improvements	1,788	2,664	3,992	7,274	15,718
Less: Uncons	(71)	(68)	(4)	(178)	(321)
Add: TI — Developments	2,368	129	6,689	973	10,159

Consolidated	4,085	2,725	10,677	8,069	25,556

Leasing Commissions
Multifamily	—	—	—	—	—
Office	438	423	250	803	1,914
Retail	302	587	277	449	1,615

Total Leasing Commissions	740	1,010	527	1,252	3,529
Less: Uncons	(22)	(59)	(35)	(112)	(228)

Consolidated	718	951	492	1,140	3,301

[Additional columns below]

[Continued from above table, first column(s) repeated]

Tenant Improvements
Multifamily	—	—	—	—
Office	3,220	2,058	1,373	6,651
Retail	1,545	3,384	474	5,403

Total Tenant Improvements	4,765	5,442	1,847	12,054
Less: Uncons	(598)	(5)	(520)	(1,123)
Add: TI — Developments	—	—	—	—

Consolidated	4,167	5,437	1,327	10,931

Leasing Commissions
Multifamily	—	—	—	—
Office	505	543	1,055	2,103
Retail	255	347	418	1,020

Total Leasing Commissions	760	890	1,473	3,123
Less: Uncons	(16)	(1)	(7)	(24)

Consolidated	744	889	1,466	3,099

See Note Under Real Estate Assets, page 16.

3Q03	-17-	NYSE: CLP

See Note Under Real Estate Assets, page 16.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share date)

DEBT SUMMARY: CORPORATE & PERCENT OF SUBSIDIARY

	1Q02	2Q02	3Q02	4Q02	FYE '02

Unsecured/Secured
Unsecured Line of Credit	$203,924	$211,599	$205,459	$208,270	16%
Unsecured Other	628,155	628,720	670,673	670,646	50%
Secured	425,838	418,980	462,560	461,577	34%

Total Debt	1,257,917	1,259,299	1,338,692	1,340,493	100%

Less: Secured — Uncons Debt	(71,607)	(75,938)	(77,901)	(78,301)

Total Consolidated Debt	1,186,310	1,183,361	1,260,791	1,262,192

Fixed/Floating
Fixed Rate Debt	994,304	983,806	1,062,698	1,043,453	78%
Floating Rate Debt — Capped	91,206	90,819	90,404	89,922	7%
Floating Rate Debt	172,408	184,675	185,590	207,119	15%

Total Debt	1,257,918	1,259,299	1,338,692	1,340,493	100%

Less: Unconsolidated Debt	(71,607)	(75,938)	(77,901)	(78,301)

Total Consolidated Debt	1,186,311	1,183,361	1,260,791	1,262,192

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463

[Additional columns below]

[Continued from above table, first column(s) repeated]

	1Q03	2Q03	3Q03	4Q03	YTD '03

Unsecured/Secured
Unsecured Line of Credit	$213,648	$32,860	$42,261		3%
Unsecured Other	645,396	742,873	742,952		60%
Secured	460,055	455,195	448,988		37%

Total Debt	1,319,100	1,230,928	1,234,201		100%

Less: Secured — Uncons Debt	(78,116)	(78,862)	(78,726)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475

Fixed/Floating
Fixed Rate Debt	1,009,872	1,059,479	1,066,172		86%
Floating Rate Debt — Capped	89,380	88,844	88,294		7%
Floating Rate Debt	219,847	82,606	79,735		7%

Total Debt	1,319,100	1,230,928	1,234,201		100%

Less: Unconsolidated Debt	(78,116)	(78,862)	(78,726)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475

Tax-Exempt Debt	$50,475	$50,475	$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193
Uncons Debt (Sub Props)	71,607	75,938	77,901	78,301

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494
Preferred Stock
8.75% Series A	125,000	125,000	125,000	125,000
8.875% Series B (Units)	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000
8.125% Series D	—	—	—	—

Total Preferred Stock	275,000	275,000	275,000	275,000
Market Equity (Shares & Units)	1,138,021	1,298,242	1,211,126	1,141,708

Total Market Capitalization	2,670,938	2,832,541	2,824,818	2,757,202

Debt / Total Market Cap’n	47%	44%	47%	49%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Consolidated Debt	$1,240,984	$1,152,066	$1,155,475
Uncons Debt (Sub Props)	78,116	78,862	78,726

Total Debt	1,319,100	1,230,928	1,234,201
Preferred Stock
8.75% Series A	125,000	—	—
8.875% Series B (Units)	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000
8.125% Series D	—	125,000	125,000

Total Preferred Stock	275,000	275,000	275,000
Market Equity (Shares & Units)	1,123,033	1,277,467	1,316,368

Total Market Capitalization	2,717,132	2,783,396	2,825,569

Debt / Total Market Cap’n	49%	44%	44%

3Q03	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST

Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction

								Projected		Development Costs
		Units / SF-in 000s					Property	Returns
							Stabilized				Thru				3Q04
	Location	Total		Deliv'd	Leased		Date	GAAP	Cash	Total	3Q03	4Q03	1Q04	2Q04	& Aft

In Construction in Progress								* (5)	* (6)
Retail
CP Trussville, Phase II	Birmingham, AL	59			14		2Q04	11.9%	11.5%	8.4	6.0	0.2	1.5	0.7	—
Mixed-Use
Colonial TownPark	Orlando, FL	*	(1)		104		1Q05	10.4%	10.0%	42.9	17.2	15.4	4.8	3.6	1.9
Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530			*	(2)	1Q05	10.1%	10.0%	28.6	3.3	5.7	10.2	6.6	2.8
Old Springville Shopping Center	Birmingham, AL	66			*	(3)	1Q04	9.8%	9.7%	4.3	1.3	2.0	0.6	0.4	—
CM Auburn Opelika	Auburn, AL	555			*	(4)	1Q06	11.4%	11.2%	19.1	3.8	0.7	1.8	6.6	6.2

Total Significant Projects, in CIP										103.3	31.6	24.0	18.9	17.9	10.9

Transferred to Operating Assets
Office
CC 200 at TownPark	Orlando, FL	155		155	135		3Q04	8.7%	8.5%	23.1	17.2	0.8	4.5	—	0.6

Total Significant Projects										126.4	48.8	24.8	23.4	17.9	11.5

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP	31.6
Misc (Infrastructure and Misc Construction)	14.0	* Predevelopment and other.
Land Inventory	70.7	* Raw and improved land.

Total Construction In Progress	116.3

Reconciliation of GAAP to Cash Returns *(6)
($ in mms)

		Numerator		Denominator

		Effect of		Total
	GAAP	Straight Line	Cash	Investment

CP Trussville, Phase II	$1.00	$(0.03)	$0.97	$8.4
Colonial TownPark	4.47	(0.18)	4.29	42.90
CM Myrtle Beach	2.89	(0.03)	2.86	28.60
Old Springville Shopping Center	0.42	(0.00)	0.42	4.30
CM Auburn Opelika	2.18	(0.04)	2.14	19.10
CC 200 at TownPark	2.01	(0.05)	1.96	23.10

SIGNIFICANT DISPOSITIONS: DETAIL

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants

Multifamily			(SF-000s)	($ mm)	* (7)
Colonial Grand at Citrus Park	Tampa, FL	Mar-03	176	$13.8	7.6%
Office
2100 International Park	Birmingham, AL	Sep-03	29	3.0	8.0%
Retail
Colonial Promenade Bardmoor	St. Petersburg, FL	Mar-03	152.6	17.1	7.5%	Publix, Eckerds & Bealls

Total				$33.9	7.6%

Notes:

(1)	78 multifamily units (12 over retail, 66 freestanding), 41,000 sf of office space, and 143,000 sf of retail space.

(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3)	Renovation of center and redevelopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4)	Redevelopment adding approx 180,000 new sf.

(5)	First 12 months of projected NOI divided by development costs.

(6)	First 12 months of projected NOI adjusting for straight line rents divided by development costs. The Company believes that Cash Returns is useful to investors as an alternative measure for evaluating the value of development projects. Additionally, this measure is commonly used in the industry and provides investors the ability to compare property returns. The Company cautions investors that other real estate companies may calculate Cash Returns on a basis different than the Company. In addition, this measure should not be viewed as a substitute measure for other applicable GAAP performance measures.

(7)	Projected 12 month property NOI divided by disposition price.

COLONIAL PROPERTIES TRUST

Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS & JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec'd Debt	Equity Invest

Orlando Fashion Square Parkway City Mall Colonial Promenade Madison Colonial Promenade Hoover Land Title Building	Orlando Huntsville Huntsville Birmingham Birmingham	FL AL AL AL AL	Retail Retail Retail Retail Office	1,070 630 111 155 32	50% 45% 25% 10% 33%	$31,917 28,787 1,764 515	$18,251 10,498 2,362 53 —
CMS Joint Venture I — 6 Properties
Colonial Grand at Barrington Colonial Grand at Mountain Brook Colonial Grand at Ponte Vedra Colonial Village at Cahaba Heights Colonial Village at River Hills Colonial Village at Stockbridge	Macon Birmingham Jacksonville Birmingham Tampa Stockbridge	GA AL FL AL FL GA	Multifamily Multifamily Multifamily Multifamily Multifamily Multifamily	176 392 240 125 776 240	15% 15% 15% 15% 15% 15%

				1,950		10,837	1,964
CMS Joint Venture II — 4 Properties
Colonial Grand at Inverness Lakes Colonial Village at Inverness Lakes Colonial Village at Hillwood Colonial Village at Rocky Ridge	Mobile Mobile Montgomery Birmingham	AL AL AL AL	Multifamily Multifamily Multifamily Multifamily	312 186 160 226	15% 15% 15% 15%

				885		4,907	724
Other Unconsolidated Investments						—	(29)

Total Investments in Unconsolidated Subsidiaries						$78,726	$33,823

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	09/30/03

Common Shares	CLP	$26.63	$23.19	$26.06	$31.15	$33.94	$36.03
Annual Growth		-11.6%	-12.9%	12.4%	19.5%	9.0%	6.2%
Dividend per Share		$2.20	$2.32	$2.40	$2.52	$2.64	$2.66
Annual Growth		5.8%	5.5%	3.4%	5.0%	4.8%	0.8%
Yield on End of Period Price		8.3%	10.0%	9.2%	8.1%	7.8%	7.4%
Total Annual Return		-4.3%	-4.2%	22.7%	29.2%	17.4%	12.0%

ANNUAL DIVIDEND/SHARE GROWTH

TOTAL RETURN — ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

3Q03	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST

Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A — REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	09/30/03

Preferred Shares	CLPPRA	$24.00	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		9.11%	12.37%	10.54%	8.75%	8.74%

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue — Not Traded

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/23/2004	Dividend $/Share	$4.4375
- Redeem Price	$50.00	Yield on Face Value	8.875%

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	09/30/03

Preferred Shares	CLPPRC				$25.65	$26.25	$26.95
Dividend History
Annual Dividend					Partial Year	$2.31	$2.31
Yield on End of Period Price					9.02%	8.81%	8.58%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

		Year-to-Date Ending
	NYSE
	Symbol	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	09/30/03

Preferred Shares	CLPPRD						$26.00
Dividend History
Annual Dividend							$2.03
Yield on End of Period Price							7.81%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

3Q03	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Common Shares — CLP
Ordinary Income	81.37%	78.78%	79.42%	85.86%	77.79%
Return of Capital	18.63%	17.35%	8.16%	2.40%	22.21%
Long-Term Capital Gain	0.00%	0.00%	4.74%	4.65%	0.00%
Unrecaptured Section 1250 Gain	0.00%	3.87%	7.68%	7.09%	0.00%
Preferred Shares — CLPPRA
Ordinary Income	100%	100%	100%	100%	100%
Preferred Shares — CLPPRC
Ordinary Income	100%	100%	100%	100%	100%

3Q03	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating

			Senior Unsecured	Preferred

Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Philip Kibel	212-553-4402	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	WITHOUT UNCONS. SUBSIDIARY DEBT				WITH UNCONS. SUBSIDIARY DEBT

	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y

Unsecured/Secured
Unsecured Line of Credit	$42,261	4%	2.8%	2.1	$42,261	3%	2.8%	2.1
Unsecured Other	742,952	64%	7.2%	4.7	742,952	60%	7.2%	4.7
Secured	370,262	32%	5.5%	9.0	448,988	36%	5.5%	8.1

Total Debt	$1,155,475	100%	6.5%	6.0	$1,234,201	100%	6.4%	5.8

Fixed/Floating
Fixed Rate Debt	$1,018,232	88%	7.0%	5.0	$1,066,172	86%	7.0%	5.0
Floating Rate Debt — Capped	88,294	8%	2.4%	8.2	88,294	7%	2.4%	8.2
Floating Rate Debt	48,949	4%	2.4%	22.5	79,735	6%	2.4%	14.9

Total Debt	$1,155,475	100%	6.5%	6.0	$1,234,201	100%	6.4%	5.8

Tax-Exempt Debt	48,475	4%	2.3%	22.7	50,475	4%	2.4%	22.9

Notes:

(1)	See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit — due Nov-05

LINE OF CREDIT

	12/31/02	09/30/03	Interest Rate	Due	Remaining	Notes

Floating	$78,270		3.16%	11/22/05	2.1	A U
Swapped to Fixed		7,261	3.16%	11/22/05	2.1	F U
Competitive Bid Option — Floating	55,000	—		11/22/05	2.1	A U
Competitive Bid Option — Swapped to Fixed	75,000	35,000	2.76%	11/22/05	2.1	F U

Total Outstanding on LOC	$208,270	$42,261	2.83%		2.1

Notes:

•	The $320MM LOC has a $160MM Competitive Bid Option.

•	10 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Chevy Chase, Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 30 bps.

•	3-Year facility through November, 2005; with 1 1-year extension

3Q03	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/02	09/30/03	Interest Rate	Maturity Date	Remaining	Notes

Corporate
Revolving Line of Credit		$208,270	$42,261	2.83%	11/22/05	2.1	U
Land Loan		505	474	2.98%	09/30/04	1.0	A S
FV of Hedging (FASB 133)		2,554	—		07/26/04	0.8	A U
Medium Term Notes
195896 AB 1	01/17/97	50,000	—				U
195896 AA 3	12/11/96	50,000	50,000	7.05%	12/15/03	0.2	U
195896 AC 9	07/25/97	75,000	75,000	6.96%	07/26/04	0.8	U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	0.9	U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	1.4	U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	1.8	U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	2.0	U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	3.2	U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	6.3	U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	6.5	U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	7.2	U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	7.2	U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	2.8	U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	3.8	U
195891 AD 8	08/09/02	100,000	100,000	6.99%	08/15/12	8.9	U
195891 AE 6	04/04/03		125,000	6.15%	04/15/13	9.5	U
Unamortized Discounts		(2,025)	(2,048)				U
Multifamily Properties
CG at Edgewater		21,541	21,345	6.81%	01/01/11	7.3	S
CG at Galleria		22,400	22,400	2.56%	06/15/26	22.7	C S
CG at Galleria Woods		9,375	9,280	6.91%	07/01/09	5.8	S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	6.8	S
CG at Hunter’s Creek		11,136	10,906	6.59%	06/30/10	6.8	F S
CG at Madison		17,397	17,067	2.19%	08/01/11	7.8	B S
CG at Natchez Trace (Ph I)		6,692	6,659	8.30%	09/01/35	31.9	S
CG at Natchez Trace (Ph II)		3,994	3,977	8.25%	02/01/37	33.4	S
CG at Promenade		22,472	22,267	6.81%	01/01/11	7.3	S
CG at Reservoir		8,581	8,431	2.47%	04/01/12	8.5	B S
CG at Riverchase		20,495	20,105	2.19%	07/01/11	7.8	B S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	6.8	S
CV at Ashley Plantation		9,324	9,131	6.59%	06/30/10	6.8	F S
CV at Gainesville		26,602	26,138	2.47%	04/01/12	8.5	B S
CV at Inverness		9,900	9,900	2.21%	06/15/26	22.7	C S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	6.8	S
CV at Lake Mary		8,621	8,443	6.59%	06/30/10	6.8	F S
CV at Research Park		12,775	12,775	2.16%	06/15/26	22.7	C S
CV at Timothy Woods *		9,467	9,365	7.49%	09/01/09	5.9	S
CV at Trussville		16,847	16,552	2.47%	04/01/12	8.5	B S
CV at Vernon Marsh		3,400	3,400	2.10%	07/01/26	22.8	C S
Office Properties
Colonial Center 100 at Mansell Overlook		16,671	16,501	8.25%	01/10/08	4.3	S
Colonial Center Heathrow		32,670	32,062	7.39%	12/01/04	1.2	S
Colonial Center Heathrow		11,000	11,000	7.84%	12/01/04	1.2	S
Interstate Park Building 100-400 & 600		2,852	—	8.50%	08/01/03	(0.2)	S
Perimeter Corp Park 1500 - Unsecured		117
Perimeter Corp Park 1525		4,706	—	8.68%	12/01/03	0.2	S
Retail Properties
CP Montgomery		12,194	12,062	7.49%	09/01/06	2.9	S
CP University Park I		11,959	11,830	7.49%	08/27/09	5.9	S
Village at Roswell Summit		1,511	—	8.93%	09/01/05	1.9	S

Total Corporate Debt		$1,262,192	$1,155,475	6.48%		6.0

3Q03	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARY

				Interest	Maturity
	% Owned	12/31/02	09/30/03	Rate	Date	Remaining	Notes

Multifamily Properties
Barrington, LLC (CG)	15.0%	$974	$964	7.60%	10/01/09	6.0	S
Cahaba Heights, LLC (CV)	15.0%	813	804	7.60%	10/01/09	6.0	S
Mountain Brook, LLC (CG)	15.0%	2,432	2,405	7.60%	10/01/09	6.0	S
Ponte Vedra, LLC (CG)	15.0%	1,356	1,339	7.60%	10/01/09	6.0	S
River Hills, LLC (CG)	15.0%	3,860	3,810	7.60%	10/01/09	6.0	S
Stockbridge, LLC (CV)	15.0%	1,532	1,515	7.60%	10/01/09	6.0	S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	27.2	C S
Hillwood, LLC (CV)	15.0%	310	301	7.80%	10/01/20	17.0	S
Inverness Lakes I, LLC (CV)	15.0%	589	600	2.47%	12/15/30	27.2	C S
Inverness Lakes I, LLC (CV)	15.0%	356	332	7.80%	07/01/20	16.8	S
Inverness Lakes II, LLC (CV)	15.0%	2,007	1,982	8.11%	05/01/10	6.6	S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	27.2	C S
Rocky Ridge, LLC (CV)	15.0%	306	293	7.74%	10/01/16	13.0	S
Office Properties
Land Title Building	33.3%	535	515	8.10%	02/01/15	11.3	S
Retail Properties
CP Hoover	10.0%	1,778	1,764	5.94%	01/11/13	9.3	S
Orlando Fashion Square	50.0%	32,175	31,917	7.00%	12/28/05	2.2	S
Parkway Place	45.0%	27,881	28,787	2.37%	12/20/04	1.2	A S

Total Subsidiary Property Debt		$78,301	$78,726	5.30%		3.5

Total Corporate & Subsidiary Debt *(1)		$1,340,493	$1,234,201	6.41%		5.8

Notes:

(1)	See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

A	Floating Rate Debt

B	Floating Rate Debt — Capped

C	Floating Rate Debt — Tax Exempt

D	Floating Rate Debt — Swapped from Fixed Rate

E	Fixed Rate Debt — Tax Exempt

F	Fixed Rate Debt — Swapped from Floating Rate Debt without a notation is Fixed Rate Debt

U	Unsecured Debt

S	Secured Debt

3Q03	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,195	22,253	22,034	21,599	88,081	21,471	22,056	22,370		65,897
Divisional Expenses	7,427	7,892	7,521	7,713	30,553	7,910	8,371	8,707		24,988

Divisional NOI	14,768	14,361	14,513	13,886	57,528	13,561	13,684	13,663		40,908

Divisional NOI Margin	66.5%	64.5%	65.9%	64.3%	65.3%	63.2%	62.0%	61.1%		62.1%
NOI Growth *(3)	-4.5%	-8.0%	-3.3%	-11.0%	-6.8%	-8.2%	-4.7%	-5.9%		-6.3%
NOI Growth — Sequential						-2.3%	0.9%	-0.2%
Total Division Portfolio
Divisional Revenues *(3)	28,275	26,534	24,876	24,475	104,160	24,406	24,589	25,002		73,996
Divisional Expenses	9,600	9,279	8,520	8,616	36,015	9,081	9,427	9,674		28,182

Divisional NOI	18,675	17,255	16,356	15,860	68,145	15,325	15,162	15,328		45,815

Divisional NOI Margin	66.0%	65.0%	65.7%	64.8%	65.4%	62.8%	61.7%	61.3%		61.9%
NOI Growth	-6.9%	-15.6%	-18.2%	-20.6%	-15.3%	-17.9%	-12.1%	-6.3%		-12.4%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property

							Increase/(Decrease) from Prior Year Period

							Current Quarter			Year-to-Date
		# of Wtd	% of	% of	# of Wtd	% of
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI

Birmingham	AL	3,165	26.4%	23.8%	3,054	28.2%	2.1%	15.4%	-5.8%	3.7%	11.4%	-1.3%
Huntsville	AL	1,572	13.1%	13.0%	1,572	14.5%	1.3%	5.8%	-1.1%	-0.8%	6.6%	-4.5%
Jackson	MS	498	4.2%	5.5%	328	3.0%	6.2%	10.9%	4.5%	3.0%	6.0%	1.7%
Mobile	AL	476	4.0%	2.5%	401	3.7%	-0.2%	16.3%	-9.9%	-1.8%	11.1%	-9.4%
Montgomery	AL	408	3.4%	4.8%	384	3.5%	20.5%	-7.3%	32.7%	10.0%	4.4%	12.0%
Orlando	FL	2,466	20.6%	25.2%	2,010	18.6%	-1.3%	12.6%	-7.5%	-2.3%	5.6%	-6.1%
Sarasota	FL	560	4.7%	5.3%	288	2.7%	-4.7%	28.9%	-19.1%	-10.1%	6.8%	-17.5%
Other		2,827	23.6%	19.9%	2,782	25.7%	0.8%	27.2%	-13.4%	-5.7%	13.2%	-15.2%

Total		11,972	100.0%	100.0%	10,819	100.0%	1.5%	15.8%	-5.9%	-0.9%	9.4%	-6.3%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Apartment Homes
Same-Property *(1)	10,819	10,819	10,819	10,819	10,819	10,819	10,819	10,819		10,819
Total Division	13,604	12,044	12,148	12,148	12,486	11,972	11,972	11,972		11,972
Physical Occupancy
Same-Property *(1)	91.7%	92.8%	90.7%	88.2%		93.3%	94.0%	94.8%
Total Division *(2)	91.7%	92.7%	90.8%	88.2%		92.8%	93.6%	94.7%
Economic Occupancy *(3)
Same-Property *(1)	83.1%	82.6%	80.0%	78.8%		80.0%	80.0%	81.7%
Total Division *(2)	81.2%	81.2%	79.1%	77.8%		79.1%	79.2%	81.2%

End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)

Same-Property *(1)	$760	$765	$769	$770	$771	$774	$781
change	1.9%	2.3%	2.0%	1.8%	1.4%	1.2%	1.6%
Total Division	$758	$781	$785	$785	$799	$788	$795
change	5.7%	6.4%	4.9%	4.4%	5.4%	0.9%	1.3%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.71	$0.71	$0.71	$0.71	$0.72	$0.72	$0.72
change	1.4%	2.9%	1.4%	1.4%	1.4%	1.4%	1.4%
Total Division	$0.72	$0.72	$0.73	$0.73	$0.74	$0.73	$0.73
change	4.3%	2.9%	2.8%	2.8%	2.8%	1.4%	0.0%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$760	$765	$769	$770	$771	$774	$781
Less: Vacancy & Concessions *(3)	(123)	(133)	(143)	(155)	(160)	(152)	(145)
Less: Effect of Change To Qtrly Avg	(2)	(2)	(1)	—	—	(1)	—

Cons. Rents per Unit	$635	$630	$625	$615	$611	$621	$636

(No Uncons. in Same-Property)
Total Division
Scheduled Rent	$758	$781	$785	$785	$799	$788	$795
Less: Vacancy & Concessions *(3)	(136)	(146)	(156)	(165)	(169)	(161)	(154)
Less: Eff — Change To Qtrly Avg & Disp	(2)	(17)	(2)	—	(13)	(2)	—

Monthly Rent/Unit	620	618	627	620	617	625	641

Uncons. Assets	1	2	2	1	2	2	2

Cons. Rents per Unit	$621	$620	$629	$621	$618	$627	$638

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	13,693	12,716	11,723	11,723	11,723	11,547	11,547

Revenue	$25,518	$23,641	$22,111	$21,844	$21,747	$21,706	$22,099

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Capital Expenditures ($ in 000s) *(3)
Regular Maintenance	$1,218	$1,792	$1,531	$1,394	$5,935	$1,088	$1,553	$1,425		$4,066
Revenue- Enhancing	17	14	65	500	596	51	50	43		144
Admin — Division	27	54	18	2	101	6	25	16		47

Total	$1,262	$1,860	$1,614	$1,896	$6,632	$1,145	$1,628	$1,484		$4,257

Capital Expenditures per Unit
Regular Maintenance	$90	$149	$126	$115	$475	$91	$130	$119		$340
Revenue- Enhancing	1	1	5	41	48	4	4	4		12

Total	$91	$150	$131	$156	$523	$95	$134	$123		$356

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Total			CLP Wtd		For Period Ending
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

ALABAMA
CG at Galleria	Birmingham		1,080	1,195.2		1,080	1,195.2	94.5%	90.8%	99.0%	95.4%	94.5%	S
CG at Galleria Woods	Birmingham		244	260.7		244	260.7	97.1%	95.5%	97.1%	96.4%	96.2%	S
CG at Liberty Park	Birmingham		300	338.7		300	338.7	95.7%	93.3%	96.3%	99.7%	96.9%	S
CG at Mountain Brook	Birmingham		392	392.7	15%	59	58.9	97.7%	94.9%	96.0%	96.7%	93.4%
CG at Riverchase	Birmingham		468	745.8		468	745.8	81.4%	87.9%	97.8%	94.7%	93.2%	S
CV at Cahaba Heights	Birmingham		125	131.2	15%	19	19.7	96.8%	96.8%	96.0%	100.0%	99.2%
CV at Inverness	Birmingham		586	551.6		586	551.6	93.7%	93.5%	98.5%	97.9%	98.5%	S
CV at Rocky Ridge	Birmingham		226	258.9	15%	34	38.8	94.7%	94.2%	95.1%	96.0%	93.4%
CV at Trussville	Birmingham		376	410.3		376	410.3	94.7%	92.0%	98.7%	96.0%	97.9%	S

	Total - 9	12.8	3,797	4,285.2		3,165	3,619.8	92.8%	91.8%	98.2%	96.4%	95.8%
CG at Edgewater	Huntsville		500	541.7		500	541.7	94.4%	90.7%	95.9%	95.9%	95.0%	S
CG at Madison	Huntsville		336	354.6		336	354.6	96.7%	90.5%	96.1%	94.0%	94.6%	S
CV at Research Park	Huntsville		736	809.3		736	809.3	90.2%	86.9%	94.9%	96.7%	94.5%	S

	Total - 3	11.5	1,572	1,705.6		1,572	1,705.6	92.9%	88.9%	95.5%	95.9%	94.7%
CG at Inverness Lakes	Mobile		312	329.9	15%	47	49.5	97.8%	91.3%	94.1%	91.1%	81.8%
CV at Inverness Lakes	Mobile		186	176.5	15%	28	26.5	91.4%	91.4%	94.2%	88.8%	89.8%
CV at Ashford Place	Mobile		168	139.1		168	139.1	90.5%	83.3%	94.6%	97.6%	96.4%	S
CV at Huntleigh Woods	Mobile		233	199.1		233	199.1	92.7%	91.0%	89.3%	94.0%	93.6%	S

	Total - 4	20.6	899	844.6		476	414.1	92.3%	88.3%	91.9%	94.7%	93.2%
CG at Promenade	Montgomery		384	424.4		384	424.4	83.1%	88.5%	90.4%	88.3%	95.3%	S
CV at Hillwood	Montgomery		160	150.9	15%	24	22.6	86.3%	83.8%	96.9%	97.5%	97.5%

	Total - 2	4.3	544	575.3		408	447.0	83.3%	88.2%	90.8%	88.8%	95.4%

TOTAL ALABAMA	18	12.4	6,812	7,410.7		5,621	6,186.6	92.1%	90.4%	96.3%	95.5%	95.2%

FLORIDA
CG at Cypress Crossing	Orlando		250	314.6		250	314.6	93.6%	91.2%	97.3%	96.0%	92.9%	S
CG at Heather Glen	Orlando		448	524.1		448	524.1	94.2%	90.7%	98.0%	97.5%	94.9%	S
CG at Heathrow	Orlando		312	370.0		312	370.0	94.2%	89.7%	94.5%	95.1%	93.6%	S
CG at Hunter’s Creek	Orlando		496	624.5		496	624.5	93.5%	86.7%	94.4%	98.5%	96.5%	S
CG at TownPark	Orlando		456	584.7		456	584.7	LU	LU	94.1%	97.8%	96.1%
CV at Lake Mary	Orlando		504	431.4		504	431.4	89.1%	84.4%	92.4%	91.9%	92.9%	S

	Total - 6	5.9	2,466	2,849.2		2,466	2,849.2	92.7%	88.0%	94.9%	96.2%	94.7%
CG at Lakewood Ranch	Sarasota		288	301.7		288	301.7	86.5%	86.4%	84.4%	78.8%	95.7%	S
CV at TownPark	Sarasota		272	316.4		272	316.4	LU	LU	71.7%	74.3%	93.4%

	Total - 2	3.3	560	618.0		560	618.0	86.5%	86.4%	78.2%	76.6%	94.6%
CG at Riverhills	Tampa		776	690.3	15%	116	103.5	91.5%	91.0%	88.9%	88.0%	93.9%

	Total - 1	12.3	776	690.3		116	103.5	91.5%	91.0%	88.9%	88.0%	93.9%
CG at Gainesville	Gainesville		560	488.6		560	488.6	70.2%	72.5%	74.1%	74.6%	93.4%	S
CG at Ponte Vedra	Jacksonville		240	211.6	15%	36	31.7	97.1%	91.9%	98.4%	94.4%	96.7%

	Total - 2	10.6	800	700.3		596	520.4	71.8%	73.7%	75.6%	75.8%	93.6%

TOTAL FLORIDA	11	6.5	4,602	4,857.8		3,738	4,091.2	87.9%	85.2%	89.1%	89.7%	94.5%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Total			CLP Wtd		For Period Ending
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

GEORGIA
CG at Barrington	Macon		176	191.9	15%	26	28.8	85.2%	79.5%	85.2%	86.9%	91.5%
CG at Wesleyan	Macon		328	382.9		328	382.9	85.1%	79.3%	82.0%	90.5%	89.9%	S

	Total - 2	4.5	504	574.9		354	411.7	85.1%	79.3%	82.2%	90.2%	90.0%
CV at Timothy Woods	Athens		204	211.4		204	211.4	97.5%	94.1%	98.0%	99.0%	98.0%	S
CV at Walton Way	Augusta		256	254.3		256	254.3	96.1%	92.2%	99.2%	100.0%	98.0%	S
CV at Vernon Marsh	Savannah		178	151.2		178	151.2	92.7%	89.3%	88.8%	92.7%	92.7%	S
CV at Stockbridge	Stockbridge		240	253.2	15%	36	38.0	87.5%	75.8%	85.8%	90.0%	99.0%

	Total - 4	16.9	878	870.1		674	654.9	95.2%	91.1%	95.4%	97.2%	96.7%

TOTAL GEORGIA	6	12.6	1,382	1,445.0		1,028	1,066.7	91.7%	87.1%	90.8%	94.8%	94.4%

MISSISSIPPI
CG at The Reservoir	Jackson		170	195.6		170	195.6	97.1%	95.9%	100.0%	99.4%	98.8%	S
CV at Natchez Trace	Jackson		328	342.8		328	342.8	95.7%	96.9%	95.7%	99.1%	97.6%	S

TOTAL MISSISSIPPI	2	5.9	498	538.4		498	538.4	96.2%	96.6%	97.2%	99.2%	98.0%

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton		414	425.1		414	425.1	82.9%	78.7%	77.1%	95.9%	92.9%	S
CV at Caledon Wood	Greenville		350	348.3		350	348.3	91.4%	84.3%	89.0%	87.7%	90.9%	S

TOTAL SOUTH CAROLINA	2	5.6	764	773.4		764	773.4	86.8%	81.3%	82.6%	92.1%	92.0%

TEXAS
CV at Haverhill	San Antonio		322	326.9		322	326.9	93.8%	86.5%	96.9%	95.4%	91.0%	S

TOTAL TEXAS	1	6.3	322	326.9		322	326.9	93.8%	86.5%	96.9%	95.4%	91.0%

TOTAL CURRENT PORTFOLIO	40	9.7	14,380	15,352.2		11,972	12,983.1	90.8%	88.2%	92.8%	93.6%	94.7%

SUMMARY — CURRENT PORTFOLIO ONLY
Colonial Grands	21		8,516	9,464.2		6,904	7,920.2	90.1%	88.1%	93.2%	93.0%	94.6%
Colonial Villages	19		5,864	5,888.0		5,068	5,062.9	91.8%	88.4%	92.2%	94.4%	94.9%

TOTAL	40		14,380	15,352.2		11,972	12,983.1	90.8%	88.2%	92.8%	93.6%	94.7%

Other Info
Same-Property Portfolio *	28		10,819	11,664.0		10,819	11,664.0	90.7%	88.2%	93.3%	94.0%	94.8%
Partially-Owned Props	10		2,833	2,787.2		425	418.1	93.0%	89.8%	92.4%	91.9%	93.1%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

			Total			CLP Wtd		For Period Ending
		Avg			%
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

SOLD — LAST 5 QTRS
CG at Citrus Park	Tampa	00	176	200.3		176	200.3	89.8%	82.4%

TOTAL SOLD	1		176	200.3		176	200.3	89.8%	82.4%

TOTAL AT END OF HISTORICAL PERIOD			14,556	15,552.5		12,148	13,183.4	90.8%	88.1%	92.8%	93.6%	94.7%

THIRD-PARTY MANAGED PROPERTIES

CG at Arringdon	Raleigh, NC	320	336.0	0%
CG at Bayshore	Bradenton, FL	376	368.9	0%
CG at Carrollwood	Tampa, FL	244	286.1	0%
Colony Park	Mobile, AL	201	129.6	0%
CV at Cordova	Pensacola, FL	152	116.4	0%
DRA Colony Woods	Birmingham, AL	414	450.7	0%
DRA Madison @Shoal Run	Birmingham, AL	276	249.3	0%
DRA Meadows @Brook Highland	Birmingham, AL	400	465.6	0%
Harbour View	Chattanooga, TN	308	323.4	0%
Hawthorn Groves	Orlando, FL	328	344.4	0%
CV at Hillcrest	Mobile, AL	104	114.4	0%
CV at McGehee	Montgomery, AL	468	404.2	0%
CV at Monte D’Oro	Birmingham, AL	200	295.8	0%
CV at North Ingle	Macon, GA	140	133.3	0%
CV at Oakleigh	Pensacola, FL	176	185.7	0%
Patio Apartments	Auburn, AL	240	179.0	0%
CG at Palma Sola	Bradenton, FL	340	291.8	0%
Ski Lodge — Tuscaloosa	Tuscaloosa, AL	304	273.1	0%
CG at Spring Creek	Macon, GA	296	328.0	0%
CV at White Bluff	Savannah, GA	120	108.3	0%
Pinn Homes Coursey Place	Baton Rouge, LA	352	344.3	0%
Pinn Homes Rocky Ridge	Douglasville, GA	300	347.1	0%

		6,059	6,075

Notes:

CG = Colonial Grand Apartments, Class A
CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.
The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	13,501	13,491	13,849	13,420	54,261	12,905	12,874	12,576		38,354
Divisional Expenses	3,804	3,910	3,634	3,747	15,096	3,775	3,854	3,792		11,422

Divisional NOI	9,698	9,580	10,214	9,673	39,165	9,130	9,019	8,783		26,932

Divisional NOI Margin	71.8%	71.0%	73.8%	72.1%	72.2%	70.7%	70.1%	69.8%		70.2%
growth *(4,5)	0.8%	-6.1%	2.3%	-3.4%	-1.7%	-5.9%	-5.9%	-14.0%		-8.7%
Same-Property w/o LBOs Lease Buyouts (LBOs)	(387)	(247)	(1,060)	(192)	(1,885)	(165)	(33)	(70)		(268)

Divisional NOI w/o LBOs	9,311	9,334	9,154	9,482	37,280	8,965	8,986	8,713		26,664

growth w/o buyouts						-3.7%	-3.7%	-4.8%		-4.1%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	15,015	17,139	21,563	23,394	77,111	22,697	25,142	22,709	70,547
Divisional Expenses	4,505	5,208	5,731	6,737	22,181	6,814	6,992	6,949	20,754

Divisional NOI	10,510	11,931	15,832	16,657	54,930	15,883	18,150	15,760	49,793

Divisional NOI Margin	70.0%	69.6%	73.4%	71.2%	71.2%	70.0%	72.2%	69.4%	70.6%
growth *(5)	6.9%	13.7%	50.0%	58.4%	32.7%	51.1%	52.1%	-0.5%	30.1%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6)	Same-store growth removing the effects of lease-buyouts from both periods.

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property

							Increase/(Decrease) from Prior Year Period

							Current Quarter			Year-to-Date
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Atlanta	GA	889	17.2%	18.0%	725	23.3%	-13.4%	-7.8%	-15.4%	-13.9%	-7.0%	-16.4%
Birmingham	AL	1,388	26.8%	28.5%	966	31.0%	-11.7%	15.1%	-19.4%	-1.4%	7.9%	-4.7%
Huntsville	AL	869	16.8%	15.4%	869	27.9%	-7.6%	3.9%	-11.2%	-5.8%	-1.5%	-7.3%
Montgomery	AL	264	5.1%	3.1%	264	8.5%	0.3%	12.5%	-7.8%	-3.8%	4.4%	-8.8%
Orlando	FL	1,468	28.4%	29.9%	—	0.0%
Tampa	FL	292	5.7%	5.1%	292	9.4%	0.8%	0.8%	0.8%	0.7%	2.2%	-0.2%

Total		5,169	100.0%	100.0%	3,116	100.0%	-9.2%	4.3%	-14.0%	-6.1%	0.6%	-8.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Square Feet (in 000s)
Same-Property *(1)	3,142	3,143	3,140	3,139	3,141	3,139	3,142	3,116		3,132
Total Division	3,685	4,293	5,185	5,185	4,587	5,192	5,194	5,169		5,185
Physical Occupancy
Same-Property *(1)	92.4%	92.6%	91.7%	91.1%		92.6%	92.3%	92.2%
Total Division *(2)	91.5%	90.9%	91.2%	91.0%		91.2%	91.2%	90.9%
Base Rent per SF — Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$17.91	$18.22	$17.73	$18.88		$17.90	$17.54	$17.55
change	2.9%	4.4%	2.5%	8.2%		-0.1%	-3.7%	-1.0%
Total Division *(2)	$18.10	$18.35	$18.76	$19.82		$19.29	$19.06	$19.08
change	1.7%	3.1%	6.7%	11.7%		6.6%	3.9%	1.7%
Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$17.94	$18.13	$17.70	$18.92		$17.62	$17.39	$17.20
change	3.9%	2.8%	2.6%	7.0%		-1.8%	-4.1%	-2.8%
Total Division *(2)	$17.82	$18.10	$18.40	$19.43		$18.71	$18.62	$18.52
change	2.6%	3.1%	7.1%	6.1%		5.0%	2.9%	0.7%

Base Rent per SF Reconciliation

Same-Property
Cash Rent per SF	$17.94	$18.13	$17.70	$18.92	$17.62	$17.39	$17.20
Effects of Concessions & Contractual Rent Increases	(0.03)	0.09	0.03	(0.04)	0.28	0.15	0.35

Rent Straight-Lined per SF	17.91	18.22	17.73	18.88	17.90	17.54	17.55

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Cons. S-L Rents per SF	$17.91	$18.22	$17.73	$18.88	$17.90	$17.54	$17.55

Total Division
Cash Rent per SF	$17.82	$18.10	$18.40	$19.43	$18.71	$18.62	$18.52
Concess & Contr. Rent Incr	0.28	0.25	0.36	0.39	0.58	0.44	0.56

Rent Straight-Lined per SF	18.10	18.35	18.76	19.82	19.29	19.06	19.08

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)

Cons. S-L Rents per SF	$18.09	$18.34	$18.75	$19.81	$19.28	$19.05	$19.07

To Reconcile to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons	3,122	3,579	4,305	4,503	4,522	4,656	4,614

Revenue	$14,119	$16,411	$20,181	$22,302	$21,795	$22,172	$21,998

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	2002 Data has been restated due to a reporting error.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$451	$324	$299	$268	$1,343	524	272	376		$1,172
Revenue-Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	1,036	1,854	2,182	2,278	7,350	3,220	2,058	1,373		6,651
Leasing Commissions	438	423	250	803	1,914	505	543	1,055		2,103
Admin — Division	9	5	1	29	44	70	5	—		75

Total	$1,934	$2,607	$2,732	$3,378	$10,650	$4,319	$2,878	$2,804		$10,001

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.08	$0.06	$0.05	$0.29	$0.10	$0.05	$0.07		$0.23
Revenue-Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	0.28	0.43	0.42	0.44	1.60	0.62	0.40	0.27		1.28
Leasing Commissions	0.12	0.10	0.05	0.15	0.42	0.10	0.10	0.20		0.41

Total	$0.52	$0.61	$0.53	$0.65	$2.32	$0.83	$0.55	$0.54		$1.93

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

		% of Leased		% of
	SF	SF	Rent	Total

Remaining 2003	166	3%	$2,944	4%
2004	517	11%	8,988	11%
2005	944	19%	14,846	18%
2006	691	14%	12,066	15%
2007	839	17%	15,480	19%
2008 +	1,733	35%	28,032	34%

Total Leased SF	4,890		$82,356

TENANT CONCENTRATION
(SF in 000s)

			% of Total
		SF	Company Revenue

1	FISERV Solutions	282.7	1.7%
2	Veritas Software	247.1	1.6%
3	United HealthCare	156.5	0.9%
4	HealthPlan Services	145.2	0.8%
5	Witness Systems	96.5	0.8%
6	Ace Insurance	86.3	0.6%
7	London Bridge	71.4	0.5%
8	AmSouth Bank	62.3	0.5%
9	HTE Inc	87.1	0.4%
10	Compdent Corp	58.8	0.4%

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

LEASING EXECUTION

	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

(SF & $ in 000s, except per share data)
Square Feet *(1)
Renewal	158.0	24.9	35.7	67.5	286.1	62.9	85.7	108.9		257.6
New	118.1	52.5	88.1	172.3	431.0	92.6	78.2	236.8		407.6
Development	251.8	13.6	9.1	2.8	277.3	17.7	41.8	102.9		162.4

Total	527.9	91.0	132.9	242.6	994.3	173.3	205.6	448.7		827.6
Annual Rent $- Straight Line *(2)
Renewal	2,457.4	453.5	623.3	1,014.0	4,548.2	1,041.5	1,550.4	1,674.7		4,266.6
New	1,757.0	960.4	1,273.4	2,893.3	6,884.0	1,434.2	1,121.9	3,646.0		6,202.1
Development	5,458.0	281.4	179.0	53.3	5,971.8	342.9	856.5	2,027.3		3,226.8

Total	9,672.5	1,695.3	2,075.7	3,960.6	17,404.1	2,818.6	3,528.8	7,348.1		13,695.4
Annual Rent $- Cash *(3)
Renewal	2,378.4	439.7	598.4	890.7	4,307.2	1,005.5	1,399.0	1,390.0		3,794.5
New	1,700.2	801.0	1,193.3	2,651.2	6,345.7	1,240.2	942.7	2,593.9		4,776.8
Development	5,118.5	268.4	171.5	37.1	5,595.5	257.8	786.8	1,899.9		2,944.5

Total	9,197.2	1,509.1	1,963.1	3,579.0	16,248.4	2,503.5	3,128.5	5,883.8		11,515.8
Concession $ *(4)
Renewal	—	—	—	15.0	15.0	15.0	20.6	90.0		125.6
New	19.3	5.0	19.5	19.2	63.0	160.3	195.3	172.6		528.2
Development	35.0	10.4	5.1	5.1	55.5	14.8	61.7	656.3		732.8

Total	54.2	15.4	24.5	39.3	133.5	190.2	277.7	918.8		1,386.7
TI Committed $
Renewal	676.9	180.2	282.1	26.1	1,165.4	319.8	410.1	659.1		1,389.0
New	1,674.0	685.7	973.2	3,387.8	6,720.7	1,306.4	1,164.0	4,590.5		7,060.8
Development	6,592.5	361.8	86.4	79.5	7,120.2	509.0	1,236.1	4,206.9		5,952.0

Total	8,943.5	1,227.7	1,341.6	3,493.4	15,006.3	2,135.2	2,810.2	9,456.5		14,401.9
Leasing Commissions $
Renewal	156.2	47.0	121.7	34.8	359.6	90.7	146.6	215.7		453.0
New	382.0	161.5	152.4	801.4	1,497.3	284.3	260.7	1,449.0		1,994.0
Development	3,194.7	58.4	7.7	—	3,260.7	96.1	184.9	648.1		929.1

Total	3,732.9	266.8	281.8	836.2	5,117.7	471.1	592.3	2,312.7		3,376.1

Notes:

(1)	Square feet leased during the quarter; 2002 restated within the quarters for comparison.

(2)	Annualized Straight-Line Rent for square feet produced during the quarter.

(3)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q02	2Q02	3Q02	4Q02	FYE ’02	1Q03	2Q03	3Q03	4Q03	YTD ’03

Cash Rents	9,197	1,509	1,963	3,579	16,248	2,503	3,129	5,884		11,516
Concessions and Contr. Rent Incr	475	186	113	382	1,156	315	400	1,464		2,180

Straight Line Rents	9,672	1,695	2,076	3,961	17,404	2,819	3,529	7,348		13,695

(4)	2002 restated to reflect concessions corresponding to the annualized rent reflected.

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

ALABAMA
Colonal Center at Colonnade	Birmingham	421.2		421.2	92.7%	91.9%	92.1%	97.8%	97.1%
Colonial Plaza	Birmingham	170.9		170.9	100.0%	100.0%	100.0%	100.0%	99.7%	S
Emmett R. Johnson Bldg	Birmingham	165.1		165.1	77.1%	78.7%	87.5%	89.0%	88.5%	S
Independence Plaza	Birmingham	106.0		106.0	94.8%	98.9%	97.6%	91.4%	96.3%	S
International Park	Birmingham	210.7		210.7	98.8%	97.8%	96.9%	98.2%	97.5%	S
Land Title Building	Birmingham	30.0	33%	10.0	100.0%	100.0%	100.0%	100.0%	100.0%	S
Riverchase Center	Birmingham	303.6		303.6	87.4%	84.3%	83.7%	78.9%	75.0%	S

	Total - 7	1,407.5		1,387.5	91.7%	91.1%	91.9%	92.5%	91.6%
AmSouth Center	Huntsville	154.5		154.5	99.0%	99.6%	98.3%	98.3%	99.6%	S
Colonial Center at Research Park	Huntsville	133.5		133.5	94.8%	94.8%	93.3%	82.3%	89.0%	S
Colonial Center Lakeside	Huntsville	121.5		121.5	92.9%	92.9%	100.0%	100.0%	100.0%	S
Perimeter Corporate Park	Huntsville	234.7		234.7	94.2%	84.4%	92.9%	94.3%	95.9%	S
Progress Center	Huntsville	224.4		224.4	88.5%	92.9%	96.9%	98.4%	98.4%	S

	Total - 5	868.6		868.6	93.5%	92.1%	95.9%	95.0%	96.7%
250 Commerce Center	Montgomery	37.4		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Interstate Park	Montgomery	226.9		226.9	83.0%	84.5%	83.9%	85.6%	84.6%	S

	Total - 2	264.4		264.4	85.4%	86.7%	86.2%	87.6%	86.8%

TOTAL ALABAMA	14	2,540.5		2,520.5	91.7%	91.0%	92.7%	92.8%	92.9%

FLORIDA
Colonial Center 100 at TownPark	Orlando	153.6		153.6	91.3%	94.9%	94.9%	100.0%	100.0%
Colonial Center 200 at TownPark	Orlando	154.7		154.7	LU	LU	LU	LU	LU
Colonial Center 600 at TownPark	Orlando	199.6		199.6	LU	LU	LU	LU	100.0%
Colonial Center Heathrow	Orlando	804.4		804.4	95.4%	95.4%	96.1%	96.1%	94.0%
901 Maitland	Orlando	155.7		155.7	88.1%	88.1%	84.4%	84.4%	87.6%

	Total - 5	1,467.8		1,467.8	93.8%	94.3%	94.3%	95.0%	94.8%
Concourse Center	Tampa	292.1		292.1	94.6%	94.6%	96.8%	96.8%	92.6%	S

	Total - 1	292.1		292.1	94.6%	94.6%	96.8%	96.8%	92.6%

TOTAL FLORIDA	6	1,759.9		1,759.9	94.0%	94.4%	94.8%	95.4%	94.4%

GEORGIA
Colonial Center Mansell Overlook	Atlanta	699.3		699.3	83.5%	83.9%	82.8%	78.6%	75.7%	S
Colonial Center 500 at Mansell	Atlanta	163.8		163.8	LU	LU	72.3%	82.4%	90.5%
Village at Roswell Summit	Atlanta	25.5		25.5	95.1%	95.1%	95.1%	95.1%	95.1%	S

	Total - 3	888.6		888.6	83.9%	84.3%	81.2%	79.8%	79.0%

TOTAL GEORGIA	3	888.6		888.6	83.9%	84.3%	81.2%	79.8%	79.0%

TOTAL CURRENT PORTFOLIO	23	5,189.0		5,169.0	91.2%	91.0%	91.2%	91.2%	90.9%

SUMMARY — CURRENT PORTFOLIO ONLY

Suburban Office	19	4,796.2	4,796.2	90.4%	90.2%	90.5%	90.5%	90.2%
Central Business District	4	392.8	372.8	99.6%	99.8%	99.3%	99.3%	99.7%

TOTAL	23	5,189.0	5,169.0	91.2%	91.0%	91.2%	91.2%	90.9%

Other Info
Same-Property Portfolio	16	3,136.1	3,116.1	91.6%	91.0%	92.6%	92.2%	92.2%
Partially-Owned Props	1	30.0	10.0	100.0%	100.0%	100.0%	100.0%	100.0%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office

					For Period Ending
		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

SOLD — LAST 5 QTRS
2100 International Park		28.3		28.3	100.0%	100.0%	100.0%	100.0%
TOTAL SOLD	0	28.3		28.3	100.0%	100.0%	100.0%	100.0%
TOTAL AT END OF HISTORICAL PERIOD		5,217.2		5,197.2	91.2%	91.0%	91.2%	91.2%	90.9%

THIRD-PARTY MANAGED PROPERTIES

International Park 2000	Birmingham, AL	129.5	0%
Grand Twin	Birmingham, AL	90.2	0%
Oxmoor Tower	Birmingham, AL	86.8	0%
Beacon Ridge Tower	Birmingham, AL	153.4	0%
Concourse Riverchase	Birmingham, AL	171.5	0%
Colonial Bank Bldg	Montgomery, AL	23.2	0%
Colonial Financial Center	Montgomery, AL	114.9	0%
Interstate Park 700 & 800	Montgomery, AL	43.4	0%
One Court Square	Montgomery, AL	129.7	0%
Palmer Properties	Montgomery, AL	28.1	0%
HIBC Bldg 550	Orlando, FL	125.9	0%
HIBC Bldg 600	Orlando, FL	125.2	0%

		1,221.6

Notes:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary
Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD’03

Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,783	36,441	35,540	39,921	147,685	36,336	35,227	35,452		107,015
Divisional Expenses	10,416	10,745	10,770	10,597	42,528	10,398	10,664	10,663		31,726

Divisional NOI	25,367	25,696	24,770	29,325	105,157	25,938	24,562	24,789		75,289

Divisional NOI Margin	70.9%	70.5%	69.7%	73.5%	71.2%	71.4%	69.7%	69.9%		70.4%
growth *(4,5)	5.1%	-0.5%	-5.0%	-1.3%	-0.5%	2.3%	-4.4%	0.1%		-0.7%
Same-Property w/o LBOs
Lease Buyouts (LBOs)	(9)	(358)	(693)	(630)	(1,690)	(471)	(154)	(191)		(816)

Divisional NOI w/o LBOs	25,358	25,338	24,077	28,695	103,467	25,467	24,408	24,598		74,473

growth w/o buyouts						0.4%	-3.7%	2.2%		-0.4%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	37,463	38,207	37,541	43,144	156,355	38,836	37,450	37,571	113,857
Divisional Expenses	11,395	11,798	11,769	12,072	47,033	11,623	11,877	11,891	35,391

Divisional NOI	26,068	26,409	25,772	31,072	109,322	27,213	25,572	25,680	78,466

Divisional NOI Margin	69.6%	69.1%	68.7%	72.0%	69.9%	70.1%	68.3%	68.4%	68.9%
growth *(5)	4.7%	2.2%	0.1%	5.4%	3.1%	4.4%	-3.2%	-0.4%	0.3%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(5)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

(6)	Same-store growth removing the effects of lease-buyouts from both periods.

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property

						Increase/(Decrease) from Prior Year Period

						Current Quarter			Year-to-Date
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI

Malls	7,481	64.6%	70.6%	7,355	65.1%	0.4%	-1.4%	1.3%	0.3%	-1.3%	1.1%
Shopping Centers	4,094	35.4%	29.4%	3,937	34.9%	-2.0%	0.7%	-2.7%	-3.3%	2.2%	-4.7%

Total	11,574	100.0%	100.0%	11,292	100.0%	-0.2%	-1.0%	0.1%	-0.7%	-0.6%	-0.7%

Notes:

(1)	Includes both consolidated and % of partially-owned subsidiary properties. See page 10 for Reconciliation to Income Statement.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary — Retail

OPERATIONAL STATISTICS

Square Feet (in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Same-Property — % Owned *(1)	11,259	11,259	11,259	11,259		11,259	11,264	11,292		11,272
Total Division — % Owned	11,996	11,996	11,996	11,801		11,541	11,546	11,574		11,554
Gross Leasable Area	12,451	12,563	12,642	12,596	12,563	12,282	12,287	12,315
Physical Occupancy
Same-Property *(1)	89.9%	88.9%	88.5%	89.3%		88.2%	88.0%	87.4%
Total Division *(2)	89.9%	88.6%	88.3%	89.2%		87.7%	87.5%	87.1%
Regional Malls	89.6%	89.4%	88.8%	90.0%		89.7%	89.6%	89.2%
Shopping Centers	90.5%	87.4%	87.5%	87.7%		84.2%	83.8%	83.2%

MALLS

Base Rent per SF — Straight Line *(3) (See Reconciliation Below)

Same-Property *(1)	$21.95	$22.12	$22.22	$22.21	$22.21	$22.41	$22.42
change	5.6%	5.3%	3.1%	2.1%	1.2%	1.3%	0.9%
Total Division *(2)	$21.95	$22.12	$22.22	$22.21	$22.21	$22.41	$22.42
change	5.6%	5.3%	3.1%	2.1%	1.2%	1.3%	0.9%

Base Rent per SF — Cash *(3) (See Reconciliation Below)

Same-Property *(1)	$21.81	$21.99	$22.14	$22.09	$22.14	$22.32	$22.39
change	3.7%	3.4%	3.5%	2.6%	1.5%	1.5%	1.1%
Total Division *(2)	$21.81	$21.99	$22.14	$22.09	$22.14	$22.32	$22.39
change	3.7%	3.4%	3.5%	2.6%	1.5%	1.5%	1.1%

Base Rent per SF Reconciliation from Cash Rents to Straight Line

Same-Property

Cash Rent per SF	$21.81	$21.99	$22.14	$22.09	$22.14	$22.32	$22.39
Effects of Concessions & Contractual Rent Increases	0.14	0.13	0.08	0.12	0.07	0.09	0.03

Straight-Line Rent per SF	21.95	22.12	22.22	22.21	22.21	22.41	22.42

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)	(0.59)	(0.59)	(0.63)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61	$21.62	$21.82	$21.79

Total Division

Cash Rent per SF	$21.81	$21.99	$22.14	$22.09	$22.14	$22.32	$22.39
Concess & Contr. Rent Incr	0.14	0.13	0.08	0.12	0.07	0.09	0.03

Straight-Line Rent per SF	21.95	22.12	22.22	22.21	22.21	22.41	22.42

Unconsolidated Assets	(0.51)	(0.50)	(0.49)	(0.60)	(0.59)	(0.59)	(0.63)

Cons. S-L Rents per SF(Ten<10K)	$21.44	$21.62	$21.73	$21.61	$21.62	$21.82	$21.79

To Reconcile to Total Mall Minimum Rent

Less: Effects of Ten>10K	(12.00)	(11.89)	(12.14)	(11.95)	(11.98)	(12.26)	(12.27)

Cons S-L Rents for Malls	9.44	9.73	9.59	9.66	9.64	9.56	9.52
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons	6,236	6,222	6,180	6,264	6,243	6,246	6,243

Minimum Rents	$14,719	$15,137	$14,810	$15,130	$15,045	$14,925	$14,851

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year. (2) Total division statistics exclude properties in lease-up. (3) Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST

Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q02	2Q02	3Q02	4Q02	FYE’02	1Q03	2Q03	3Q03	4Q03	YTD’03

SHOPPING CENTERS Base Rent per SF — Straight Line *(3) (See Reconciliation Below)

Same-Property *(1)	$12.83	$12.95	$13.14	$13.23		$13.19	$13.11	$13.29
change	3.7%	5.0%	6.1%	5.3%		2.8%	1.2%	1.1%
Total Division *(2)	$13.04	$13.17	$13.32	$13.45		$13.30	$13.21	$13.40
change	3.4%	2.0%	5.5%	5.9%		2.0%	0.3%	0.6%

Base Rent per SF — Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$12.87	$12.99	$13.16	$13.29		$13.19	$13.12	$13.30
change	2.3%	3.2%	4.8%	3.9%		2.5%	1.0%	1.1%
Total Division *(2)	$13.07	$13.22	$13.35	$13.50		$13.30	$13.21	$13.41
change	2.2%	3.3%	6.2%	5.9%		1.8%	-0.1%	0.4%

Base Rent per SF Reconciliation from Cash Rents to Straight Line

Same-Property
Cash Rent per SF	$12.87	$12.99	$13.16	$13.29	$13.19	$13.12	$13.30
Effects of Concessions & Contractual Rent Increases	(0.04)	(0.04)	(0.02)	(0.06)	—	(0.01)	(0.01)

Straight-Line Rent per SF	12.83	12.95	13.14	13.23	13.19	13.11	13.29

Unconsolidated Assets	—	—	—	—	—	—	—

Cons. S-L Rents per SF	$12.83	$12.95	$13.14	$13.23	$13.19	$13.11	$13.29

Total Division
Cash Rent per SF	$13.07	$13.22	$13.35	$13.50	$13.30	$13.21	$13.41
Concess & Contr. Rent Incr	(0.03)	(0.05)	(0.03)	(0.05)	—	—	(0.01)

Straight-Line Rent per SF	13.04	13.17	13.32	13.45	13.30	13.21	13.40

Unconsolidated Assets	(0.01)	(0.01)	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)

Cons. S-L Rents per SF	$13.03	$13.16	$13.28	$13.41	$13.26	$13.17	$13.36

To Reconcile to Total Center Minimum Rent

Less: Effects of Ten>10K	(3.78)	(3.55)	(3.68)	(3.58)	(3.87)	(4.03)	(4.27)

Cons S-L Rents for Centers	9.25	9.61	9.60	9.83	9.39	9.14	9.09
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons	3,670	3,545	3,549	3,557	3,520	3,390	3,369

Minimum Rents (a)	$8,483	$8,515	$8,518	$8,743	$8,259	$7,747	$7,657

(a)  A transposition error from the 2Q03 supplemental has been corrected.

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.
(2)	(2) Total division statistics exclude properties in lease-up.
(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

TENANT PERFORMANCE *(1)

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

MALLS
Occupancy Costs *(2)	11.6%	11.7%	11.7%	11.8%		11.8%	11.7%	11.6%
Gross Sales per SF *(3)
Same-Property *(4)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49	$270.39
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%	0.9%
Total Division *(5)	$271.07	$269.96	$267.93	$267.02		$267.31	$268.49	$270.39
change	-3.4%	-3.8%	-4.2%	-3.2%		-1.4%	-0.5%	0.9%

OCCUPANCY COSTS AS % OF SALES- MALLS	GROSS SALES PER SF — MALLS

SHOPPING CENTERS
Occupancy Costs *(2)	9.8%	9.6%	9.5%	10.0%	10.0%	9.7%	10.5%
Gross Sales per SF *(3)
Same-Property *(4)	$225.75	$226.58	$224.10	$221.92	$230.71	$231.04	$233.58
change	-7.7%	-4.2%	-5.2%	-5.3%	2.2%	2.0%	4.2%
Total Division *(5)	$237.55	$236.92	$235.77	$232.64	$231.63	$232.27	$232.14
change	-7.1%	-3.7%	-4.3%	-1.0%	-2.5%	-2.0%	-1.5%

OCCUPANCY COSTS AS % OF SALES- SHOPPING CENTERS	GROSS SALES PER SF — SHOPPING CENTERS

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	2002 restated to include all reporting tenants less than 10,000 square feet.

(3)	2002 restated to include all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year.4

(5)	Total division statistics exclude properties in lease-up.5

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

CAPEX SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$431	$748	$658	$1,149	$2,986	$1,028	$1,097	$2,509		$4,634
Revenue- Enhancing	237	1,175	134	318	1,864	334	929	471		1,734
Tenant Improvements	752	810	1,810	4,996	8,368	1,545	3,384	474		5,403
Leasing Commissions	302	587	277	449	1,615	255	347	418		1,020
Admin — Division	5	8	10	83	106	18	190	5		213

Total	$1,727	$3,328	$2,889	$6,995	$14,939	$3,180	$5,947	$3,877		$12,791

Capital Expenditures per SF
Regular Maintenance	$0.03	$0.06	$0.05	$0.09	$0.24	$0.09	$0.10	$0.22		$0.40
Revenue- Enhancing	0.02	0.09	0.01	0.03	0.15	0.03	0.08	0.04		0.15
Tenant Improvements	0.06	0.06	0.14	0.40	0.67	0.13	0.29	0.04		0.47
Leasing Commissions	0.02	0.05	0.02	0.04	0.13	0.02	0.03	0.04		0.09

Total	$0.14	$0.26	$0.23	$0.56	$1.19	$0.28	$0.52	$0.33		$1.11

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	% of Leased			% of
	SF	SF	Rent	Total
					LEASE EXPIRATIONS - NEXT 5 YEARS
Remaining 2003	297	3%	$4,099	4%
2004	1,649	15%	12,446	12%
2005	799	7%	11,872	12%
2006	1,335	13%	13,585	13%
2007	1,259	12%	12,155	12%
2008+	5,341	50%	48,629	47%

Total Leased SF	10,680		102,786

TENANT CONCENTRATION

(SF in 000s)		% of Total
	SF	Company Revenue

1 The Limited, Inc.	317	1.7%
2 JC Penney Co., Inc.	1,201	1.1%
3 Saks Inc.	600	1.0%
4 Sears, Roebuck & Co.	1,253	0.6%
5 Belk, Inc.	942	0.5%
6 Venator Group	108	0.5%
7 Wal-Mart Stores, Inc.	523	0.5%
8 Shoe Show, Inc.	123	0.5%
9 Books-A-Million, Inc.	154	0.4%
10 Regal Cinemas, Inc	123	0.4%

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS)

(SF & $ in 000s)	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Square Feet *(1)
Renewal *(2)	314	104	71	151	641	240	69	54		363
New	80	127	147	102	456	39	141	121		301
Development *(3)	9	32	16	6	63	106	155	56		317

Total	403	263	234	259	1,160	385	365	231		981

Annual Rent $- Straight Line *(4)
Total						2,683	3,881	3,893		10,457
Annual Rent $- Cash *(5)
Renewal	2,009	1,788	1,001	1,170	5,968	1,239	1,234	818		3,291
New	1,116	2,382	2,395	1,873	7,766	639	1,879	1,718		4,236
Development	176	531	266	101	1,074	777	744	1,253		2,774

Total	3,301	4,701	3,662	3,144	14,808	2,655	3,857	3,789		10,301

TI Committed $
Renewal	21	4	701	—	726	—	10	—		10
New	715	1,612	3,971	844	7,142	1,040	6,097	3,353		10,490
Development	32	172	98	20	322	11,000	—	2,025		13,025

Total	768	1,788	4,770	864	8,190	12,040	6,107	5,378		23,525

Leasing Commissions $
Renewal						56	53	46		155
New						114	546	400		1,060
Development						264	231	187		682

Total						434	830	633		1,897

Notes:

(1)	Square feet leased during the quarter; 2002 restated for comparison (previously: leasing executed that would occupy during that year).These numbers have been revised from the 1Q03 Supplemental due to a reporting error.

(2)	Includes one anchor — 164K sf.

(3)	Includes one anchor — 98K sf.

(4)	Annualized Straight-Line Rent for square feet produced during the quarter.

(5)	First full year rent for square feet produced during the quarter; 2002 restated from actual cash generated during that calendar year. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	YTD '03

Cash Rents	2,655	3,857	3,789		10,301
Concessions and Contr. Rent Incr	28	24	104		156

Straight Line Rents	2,683	3,881	3,893		10,457

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

						CLP	For Period Ending
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

ALABAMA
Colonial Brookwood Village	Birmingham	594.4	232.0	362.5		362.5	87.8%	89.6%	89.6%	91.7%	90.8%	S
Brookwood Village Ctr	Birmingham	88.2	—	88.2		88.2	100.0%	100.0%	98.3%	98.3%	98.3%	S
CP Hoover	Birmingham	380.6	215.8	164.8	10%	16.5	89.7%	98.1%	99.2%	98.3%	98.3%
CP Trussville	Birmingham	388.3	—	388.3		388.3	100.0%	100.0%	100.0%	99.7%	100.0%	S
CP Tutwiler Farm	Birmingham	514.1	—	514.1		514.1	100.0%	100.0%	99.8%	99.8%	100.0%	S
CS Inverness	Birmingham	28.2	—	28.2		28.2	49.2%	49.2%	49.2%	42.8%	42.8%	S
Shops at Colonnade	Birmingham	112.4	—	112.4		112.4	59.9%	60.5%	60.5%	51.1%	53.9%
Old Springville Shopping Ctr	Birmingham	21.5	—	21.5		21.5	31.7%	16.5%	49.0%	49.0%	49.0%	S

	Total - 8	2,127.7	447.7	1,680.0		1,531.7	90.5%	91.1%	92.8%	92.4%	92.6%
CM Decatur	Huntsville	576.0	80.9	495.1		495.1	88.5%	86.9%	86.2%	86.3%	86.0%	S
CP Madison	Huntsville	110.7	—	110.7	25%	27.7	96.6%	100.0%	100.0%	100.0%	100.0%
Parkway Place	Huntsville	630.0	349.9	280.1	45%	126.0	LU	LU	70.2%	70.5%	79.8%

	Total - 3	1,316.7	430.8	885.9		648.8	89.3%	88.2%	83.7%	83.8%	85.4%
CP Montgomery	Montgomery	209.1	44.0	165.1		165.1	96.5%	96.8%	96.9%	96.9%	97.1%	S
CP Montgomery North	Montgomery	209.9	101.8	108.1		108.1	96.5%	96.8%	97.9%	95.9%	95.9%	S
CS Bellwood	Montgomery	88.5	—	88.5		88.5	94.5%	94.5%	89.6%	91.2%	91.7%	S
CS McGehee	Montgomery	98.4	—	98.4		98.4	80.1%	80.1%	81.8%	81.3%	81.3%	S
Old Town Shopping Ctr	Montgomery	38.8	—	38.8		38.8	63.6%	48.0%	42.9%	41.1%	48.4%	S

	Total - 5	644.7	145.8	498.8		498.8	90.4%	89.3%	67.4%	88.7%	89.0%
CM Bel Air	Mobile	1,334.1	334.0	1,000.1		1,000.1	97.7%	97.7%	97.5%	97.3%	97.3%	S
Bel Air Village	Mobile	85.9	—	85.9		85.9	27.9%	27.9%	27.9%	24.4%	10.6%	S
CM Auburn Opelika	Auburn	377.1	—	377.1		377.1	91.9%	92.4%	92.8%	92.2%	93.4%	S
CM Gadsden	Gadsden	532.6	—	532.6		532.6	98.9%	98.8%	99.5%	98.9%	88.3%	S

	Total - 4	2,329.7	334.0	1,995.7		1,995.7	93.9%	93.9%	94.2%	93.6%	90.4%

TOTAL ALABAMA	20	6,418.7	1,358.3	5,060.4		4,675.0	91.7%	91.8%	89.4%	91.4%	90.3%

FLORIDA
CP Hunter’s Creek	Orlando	222.1	—	222.1		222.1	100.0%	100.0%	99.1%	50.6%	50.6%	S
CP Univeristy Park I	Orlando	215.6	—	215.6		215.6	89.8%	94.1%	80.5%	81.8%	81.8%	S
CP Wekiva	Orlando	208.6	—	208.6		208.6	97.8%	97.2%	95.7%	96.4%	96.4%	S
CP Winter Haven	Orlando	197.5	—	197.5		197.5	89.3%	93.2%	93.9%	94.6%	93.8%	S
CS Bear Lake	Orlando	131.6	—	131.6		131.6	79.0%	97.7%	92.5%	93.4%	91.1%	S
Orlando Fashion Square	Orlando	1,072.4	361.4	711.0	50%	355.5	89.0%	90.2%	88.6%	89.5%	87.6%	S

	Total - 6	2,047.8	361.4	1,686.3		1,330.9	91.4%	94.8%	91.3%	84.0%	83.2%
CP Northdale	Tampa	230.9	55.0	175.9		175.9	98.6%	98.9%	94.1%	94.1%	95.2%	S

	Total - 1	230.9	55.0	175.9		175.9	98.6%	98.9%	94.1%	94.1%	95.2%
CP Burnt Store	Punta Gorda	198.8	—	198.8		198.8	42.6%	45.2%	45.2%	44.8%	44.8%	S
CP Lakewood	Jacksonville	195.1	—	195.1		195.1	93.3%	92.6%	92.1%	92.1%	91.1%	S

	Total - 2	393.9	—	393.9		393.9	67.7%	68.7%	68.4%	68.2%	67.7%

TOTAL FLORIDA	9	2,672.6	416.4	2,256.2		1,900.7	87.2%	89.7%	86.9%	81.7%	81.1%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

						CLP	For Period Ending
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

GEORGIA
Britt David Shopping Ctr	Columbus	109.6	—	109.6		109.6	67.9%	67.6%	67.6%	67.6%	68.7%	S
CM Glynn Place	Brunswick	507.5	225.6	282.0		282.0	59.2%	63.4%	64.5%	62.0%	62.8%	S
CM Lakeshore	Gainesville	518.3	—	518.3		518.3	91.0%	91.1%	90.4%	92.1%	91.3%	S
CM Valdosta	Valdosta	398.8	73.7	325.1		325.1	93.2%	94.6%	93.3%	92.4%	93.4%	S
CP Beechwood	Athens	343.6	—	343.6		343.6	86.8%	76.8%	76.8%	72.9%	71.0%	S
CM Macon	Macon	1,447.4	682.2	765.2		765.2	90.5%	93.6%	93.4%	92.4%	93.6%	S

TOTAL GEORGIA	6	3,325.2	981.4	2,343.7		2,343.7	85.6%	85.8%	85.5%	84.5%	84.9%

NORTH CAROLINA
CM Burlington	Burlington	414.9	—	414.9		414.9	95.1%	96.9%	96.5%	96.1%	94.8%	S
CS Quaker Village	Greensboro	102.4	—	102.4		102.4	92.2%	93.6%	92.6%	92.6%	92.6%	S
CS Stanly	Locust	47.1	—	47.1		47.1	100.0%	97.3%	97.3%	100.0%	82.0%	S
CS Yadkinville	Yadkinville	90.9	—	90.9		90.9	100.0%	100.0%	100.0%	100.0%	100.0%	S
CM Mayberry	Mount Airy	206.9	57.8	149.0		149.0	97.5%	97.5%	97.5%	96.4%	97.5%	S
CM Greenville	Greenville	451.2	46.1	405.1		405.1	94.2%	95.2%	95.2%	94.5%	94.6%	S

TOTAL NORTH CAROLINA	6	1,313.3	103.9	1,209.4		1,209.4	95.4%	96.4%	96.2%	95.7%	94.8%

SOUTH CAROLINA
CM Myrtle Beach	Myrtle Beach	494.1	—	494.1		494.1	77.3%	76.9%	77.7%	77.3%	76.1%	S

TOTAL SOUTH CAROLINA	1	494.1	—	494.1		494.1	77.3%	76.9%	77.7%	77.3%	76.1%

TENNESSEE
Rivermont Shopping Ctr	Chattanooga	73.5	—	73.5		73.5	81.2%	81.2%	79.5%	85.7%	87.3%	S

TOTAL TENNESSEE	1	73.5	—	73.5		73.5	81.2%	81.2%	79.5%	85.7%	87.3%

TEXAS
CM Temple	Temple	555.2	109.0	446.2		446.2	73.4%	82.2%	82.9%	83.5%	87.4%	S

TOTAL TEXAS	1	555.2	109.0	446.2		446.2	73.4%	82.2%	82.9%	83.5%	87.4%

VIRGINIA
CM Staunton	Staunton	431.8	—	431.8		431.8	79.9%	79.1%	79.8%	80.5%	80.9%	S

TOTAL VIRGINIA	1	431.8	—	431.8		431.8	79.9%	79.1%	79.8%	80.5%	80.9%

TOTAL CURRENT PORTFOLIO- 45		15,284.5	2,969.1	12,315.4		11,574.5	88.3%	89.2%	87.7%	87.5%	87.1%

SUMMARY — CURRENT PORTFOLIO ONLY

Regional Malls	17	10,542.5	2,552.5	7,990.0		7,480.5	88.8%	90.0%	89.7%	89.6%	89.2%
Shopping Centers	28	4,741.9	416.6	4,325.3		4,094.0	87.5%	87.7%	84.2%	83.8%	83.2%

TOTAL	45	15,284.5	2,969.1	12,315.4		11,574.5	88.3%	89.2%	87.7%	87.5%	87.1%

Other Info
Same-Property Portfolio	41	14,050.8	2,403.4	11,647.4		11,291.9	88.5%	89.3%	88.2%	88.0%	87.4%
Partially-Owned Props	4	2,193.7	927.1	1,266.6		525.7	89.9%	93.3%	85.1%	85.8%	86.8%

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

						CLP	For Period Ending
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	3Q02	4Q02	1Q03	2Q03	3Q03	S-P

SOLD — LAST 5 QTRS

CP Bardmoor	St. Petersburg	152.7		152.7		152.7	86.8%	87.9%	87.9%

TOTAL SOLD	1	152.7	—	152.7		152.7	86.8%	87.9%	87.9%

TOTAL AT END OF HISTORICAL PERIOD		15,437.2	2,969.1	12,468.1		11,727.2	88.3%	89.2%	87.9%	87.5%	87.1%

THIRD-PARTY MANAGED PROPERTIES

Hoover Commons	Birmingham, AL			196.8	0%
Calico Corner	Birmingham, AL			5.5	0%
Meadowbrook Place	Huntsville, AL			68.0	0%
Plaza Centre	Madison, AL			82.0	0%

				352.3

NOTES:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year at the same % of ownership.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT

				Proj'd		Proj'd			Proj'd
		2003	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2003	2003-2010	1990-2003	2003-2010	2003	1990-2003	2003-2010	May, 2003

Auburn	AL	119.9	2.82%	1.32%	2.54%	1.27%	$48,381	2.68%	3.60%	3.6%
Birmingham	AL	946.2	0.95%	0.90%	1.98%	1.24%	$79,440	4.96%	4.14%	4.1%
Decatur	AL	149.7	1.02%	1.07%	1.63%	1.13%	$65,859	3.99%	3.67%	5.7%
Gadsden	AL	104.0	0.32%	0.41%	1.33%	0.96%	$56,634	4.00%	4.04%	5.6%
Huntsville	AL	358.9	1.69%	1.33%	1.78%	1.32%	$73,642	3.50%	3.98%	3.9%
Mobile	AL	559.7	1.31%	1.20%	2.76%	1.47%	$63,606	4.49%	4.01%	5.7%
Montgomery	AL	341.8	1.27%	1.03%	2.04%	1.33%	$70,629	3.84%	3.89%	4.7%
Gainesville	FL	223.5	1.72%	1.11%	2.49%	1.37%	$62,788	3.93%	3.81%	2.3%
Jacksonville	FL	1,169.5	2.15%	1.68%	2.72%	1.77%	$77,386	4.16%	3.77%	4.9%
Orlando	FL	1,785.7	3.38%	2.27%	4.25%	2.49%	$73,809	4.16%	4.04%	4.8%
Pensacola	FL	428.3	1.84%	1.47%	2.48%	1.47%	$62,973	3.77%	3.72%	3.9%
Sarasota-Bradenton	FL	638.9	2.27%	2.31%	4.28%	2.76%	$83,331	3.92%	4.58%	3.2%
Tampa-St. Petersburg	FL	2,518.0	1.63%	1.40%	3.29%	1.82%	$71,389	4.72%	4.04%	4.1%
Athens	GA	160.2	2.00%	1.46%	2.53%	1.43%	$62,016	4.14%	3.78%	2.9%
Atlanta	GA	4,427.1	3.73%	1.72%	3.88%	1.81%	$94,952	5.41%	3.94%	4.7%
Augusta	GA	491.4	1.35%	1.03%	1.11%	1.17%	$67,293	3.20%	3.88%	4.6%
Columbus	GA	276.6	0.45%	0.44%	1.55%	1.07%	$69,261	4.98%	4.09%	5.1%
Macon	GA	331.5	1.05%	0.71%	1.66%	1.14%	$70,164	4.23%	3.91%	3.9%
Savannah	GA	302.7	1.29%	0.93%	1.96%	1.12%	$75,433	4.61%	4.00%	3.8%
Jackson	MS	456.3	1.16%	1.15%	2.46%	1.61%	$75,870	5.42%	4.09%	4.5%
Greensboro	NC	1,300.7	1.79%	1.11%	1.78%	1.32%	$74,976	4.20%	3.81%	6.0%
Greenville	NC	140.0	2.19%	1.67%	2.71%	1.82%	$65,007	4.22%	3.85%	6.6%
Greenville	SC	1,002.8	1.56%	1.22%	2.13%	1.42%	$68,189	4.37%	3.89%	5.9%
Myrtle Beach	SC	212.0	3.54%	2.24%	4.41%	2.44%	$59,753	3.92%	4.12%	4.2%
Chattanooga	TN	477.0	0.94%	0.85%	2.09%	1.22%	$71,302	4.59%	4.03%	3.2%
San Antonio	TX	1,685.7	2.08%	1.64%	3.33%	2.02%	$77,175	5.16%	4.06%	5.1%
Temple	TX	323.3	2.02%	1.32%	2.88%	1.50%	$67,762	4.94%	3.65%	5%
Sunbelt States *		97,153.0	1.87%	0.68%	1.31%	1.56%	$61,151	1.50%	1.05%	5.5%
United States		287,635.4	1.28%	0.99%	1.85%	1.24%	$71,681	1.54%	0.97%	6.4%

Source:CACI

		POPULATION			HOUSEHOLD INCOME	UNEMPLOYMENT

				Proj'd
		2002	Growth	Growth	Average
		(000s)	1990-2000	2002-2007	2002	May, 2003

Punta Gorda	FL	14.9	3.6%	1.8%	$69,184	3.4%
Brunswick	GA	15.6	-0.5%	0.1%	$35,798
Gainesville	GA	27.1	3.7%	2.8%	$76,558
Valdosta	GA	44.2	0.6%	0.6%	$54,709
Burlington	NC	45.8	1.3%	1.0%	$57,803
Locust	NC	2.5	0.8%	0.8%	$54,601
Mount Airy	NC	8.6	0.5%	0.6%	$39,280
Yadkinville	NC	2.9	1.3%	1.5%	$49,177
Bluffton	SC	1.4	3.8%	3.1%	$50,046
Abingdon	VA	7.9	1.3%	1.0%	$57,027
Staunton	VA	23.4	-0.4%	-0.7%	$46,003

* Sunbelt States include:

Alabama, Georgia, Florida, Mississippi, Louisiana, Texas, South Carolina,
North Carolina, Virginia, Tennessee, New Mexico, Arizona, Arkansas, Oklahoma

3Q03	-49-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

3Q03	-50-	NYSE: CLP